Execution Version



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            VOTO--VOTORANTIM OVERSEAS TRADING OPERATIONS III LIMITED,
                                 as the Company,

                              THE BANK OF NEW YORK
                 as Transfer Agent, Paying Agent and Registrar,

                     THE BANK OF NEW YORK (LUXEMBOURG) S.A.
                           as Luxembourg Paying Agent,

                THE BANK OF TOKYO-MITSUBISHI LTD., LONDON BRANCH
                           as Principal Paying Agent,

                          VOTORANTIM PARTICIPACOES S.A.
                        VOTORANTIM CELULOSE E PAPEL S.A.
                             CIMENTO RIO BRANCO S.A.
                           COMPANHIA MINEIRA DE METAIS
                                       and
                           COMPANHIA NIQUEL TOCANTINS
                                  as Guarantors

                                    -- and --

                              THE BANK OF NEW YORK
                                   as Trustee


                      ---------------------------------------

                                    INDENTURE

                          Dated as of January 23, 2004

                      ---------------------------------------

                                U.S.$300,000,000

                              7.875% Notes due 2014




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


                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 1    DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION...........1

    SECTION 1.1.  Definitions..................................................1

    SECTION 1.2.  Compliance Certificates and Opinions........................12

    SECTION 1.3.  Form of Documents Delivered to Trustee......................12

    SECTION 1.4.  Acts of Holders; Record Dates...............................13

    SECTION 1.5.  Notices, Etc. to Trustee, Company
                  and Subsidiary Guarantors...................................15

    SECTION 1.6.  Notice to Holders; Waiver...................................15

    SECTION 1.7.  Effect of Headings and Table of Contents....................16

    SECTION 1.8.  Successors and Assigns......................................16

    SECTION 1.9.  Separability Clause.........................................16

    SECTION 1.10. Benefits of Indenture.......................................16

    SECTION 1.11. Governing Law...............................................16

    SECTION 1.12. Legal Holidays..............................................17

    SECTION 1.13. Submission to Jurisdiction; Agent for Service;
                  Waiver of Immunities........................................17

    SECTION 1.14. Currency of Account; Conversion of Currency:
                  Foreign Exchange Restrictions...............................18

    SECTION 1.15. Counterparts................................................20

ARTICLE 2    SECURITY FORMS...................................................20

    SECTION 2.1.  Forms Generally.............................................20

    SECTION 2.2.  Form of Face of Security....................................21

    SECTION 2.3.  Form of Reverse of Security.................................23

    SECTION 2.4.  Form of Trustee's Certificate of Authentication.............27

ARTICLE 3    THE SECURITIES...................................................29

    SECTION 3.1.  Title and Terms.............................................29

    SECTION 3.2.  Denominations...............................................29

    SECTION 3.3.  Execution, Authentication, Delivery and Dating..............29

    SECTION 3.4.  Global Securities; Registration, Registration
                  of Transfer and Exchange....................................30

    SECTION 3.5.  Mutilated, Destroyed, Lost and Stolen Securities............35

    SECTION 3.6.  Payment of Interest; Interest Rights Preserved..............35

    SECTION 3.7.  Persons Deemed Owners.......................................36

    SECTION 3.8.  Cancellation................................................36

    SECTION 3.9.  Computation of Interest.....................................37

    SECTION 3.10. CUSIP numbers...............................................37

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                                TABLE OF CONTENTS

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    SECTION 3.11. Paying Agents; Discharge of Payment Obligations;
                  Indemnity of Holders........................................37

    SECTION 3.12. Add On Notes................................................38

ARTICLE 4    SATISFACTION AND DISCHARGE.......................................39

    SECTION 4.1.  Satisfaction and Discharge of Indenture.....................39

    SECTION 4.2.  Application of Trust Money..................................39

ARTICLE 5    REMEDIES.........................................................40

    SECTION 5.1.  Events of Default...........................................40

    SECTION 5.2.  Collection of Indebtedness and Suits for
                  Enforcement by Trustee......................................41

    SECTION 5.3.  Trustee May File Proofs of Claim............................42

    SECTION 5.4.  Trustee May Enforce Claims Without Possession
                  of Securities...............................................42

    SECTION 5.5.  Application of Money Collected..............................43

    SECTION 5.6.  Limitation on Suits.........................................43

    SECTION 5.7.  Unconditional Right of Holders to Receive Principal,
                  Premium and Interest........................................43

    SECTION 5.8.  Restoration of Rights and Remedies..........................44

    SECTION 5.9.  Rights and Remedies Cumulative..............................44

    SECTION 5.10. Delay or Omission Not Waiver................................44

    SECTION 5.11. Control by Holders..........................................44

    SECTION 5.12. Waiver of Past Defaults.....................................45

ARTICLE 6    THE TRUSTEE......................................................46

    SECTION 6.1.  Certain Duties and Responsibilities.........................46

    SECTION 6.2.  Notice of Defaults..........................................47

    SECTION 6.3.  Certain Rights of Trustee...................................47

    SECTION 6.4.  Not Responsible for Recitals or Issuance of
                  Securities..................................................48

    SECTION 6.5.  May Hold Securities.........................................48

    SECTION 6.6.  Money Held in Trust.........................................48

    SECTION 6.7.  Compensation and Reimbursement..............................48

    SECTION 6.8.  Disqualification; Conflicting Interests.....................49

    SECTION 6.9.  Corporate Trustee Required; Eligibility.....................49

    SECTION 6.10. Resignation and Removal; Appointment of
                  Successor...................................................49

    SECTION 6.11. Acceptance of Appointment by Successor......................50

    SECTION 6.12. Merger, Conversion, Consolidation or
                  Succession to Business......................................51

    SECTION 6.13. Preferential Collection of Claims Against
                  the Company.................................................51

    SECTION 6.14. Appointment of Authenticating Agent.........................54

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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE 7    HOLDERS, LISTS AND REPORTS BY TRUSTEE AND THE COMPANY............56

    SECTION 7.1.  Company to Furnish Trustee; Names and
                  Addresses of Holders........................................56

    SECTION 7.2.  Preservation of Information; Communications
                  to Holders..................................................56

    SECTION 7.3.  Reports by Trustee..........................................57

ARTICLE 8    MERGER, CONSOLIDATION, ETC.......................................58

    SECTION 8.1.  Mergers, Consolidations and Certain Sales of Assets.........58

    SECTION 8.2.  Successor Substituted.......................................58

ARTICLE 9             SUPPLEMENTAL INDENTURES.................................60

    SECTION 9.1.  Supplemental Indentures Without Consent of Holders..........60

    SECTION 9.2.  Supplemental Indentures with Consent of Holders.............60

    SECTION 9.3.  Execution of Supplemental Indentures........................61

    SECTION 9.4.  Effect of Supplemental Indentures...........................61

    SECTION 9.5.  Reference in Securities to Supplemental Indentures..........61

ARTICLE 10   COVENANTS........................................................62

    SECTION 10.1.  Payment Under the Securities and the Guarantees............62

    SECTION 10.2.  Maintenance of Office or Agency............................62

    SECTION 10.3.  Money for Security Payments to Be Held in Trust............62

    SECTION 10.4.  Maintenance of corporate existence.........................63

    SECTION 10.5.  Maintenance of Properties..................................64

    SECTION 10.6.  Payment of Taxes and Other Claims..........................64

    SECTION 10.7.  Provision of Financial Information.........................64

    SECTION 10.8.  Statement by Officers as to Default........................64

    SECTION 10.9.  Waiver of Certain Covenants................................65

    SECTION 10.10. Payment of Additional Amounts..............................65

    SECTION 10.11. Negative Covenants of the Company..........................66

    SECTION 10.12. Limitation on Liens of the Guarantors......................68

    SECTION 10.13. Transactions with Affiliates and Related Persons...........70

    SECTION 10.14. Performance Obligations Under Other Transaction
                   Documents..................................................70

    SECTION 10.15. Compliance with Laws.......................................71

    SECTION 10.16. Maintenance of Government Approvals........................71

    SECTION 10.17. Maintenance of Insurance...................................71

    SECTION 10.18. Maintenance of Books and Records...........................71

    SECTION 10.19. Ranking....................................................71

    SECTION 10.20. Notice of Certain Events...................................72

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                                TABLE OF CONTENTS

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ARTICLE 11   REDEMPTION OF SECURITIES.........................................73

    SECTION 11.1.  Redemption For Tax Reasons.................................73

    SECTION 11.2.  Optional Redemption........................................73

    SECTION 11.3.  Applicability of Article...................................74

    SECTION 11.4.  Election to Redeem: Notice to Trustee......................74

    SECTION 11.5.  Notice of Redemption.......................................74

    SECTION 11.6.  Deposit of Redemption Price................................74

    SECTION 11.7.  Securities Payable on Redemption Date......................75

ARTICLE 12   DEFEASANCE AND COVENANT DEFEASANCE...............................76

    SECTION 12.1.  Option to Effect Defeasance or Covenant Defeasance.........76

    SECTION 12.2.  Defeasance and Discharge...................................76

    SECTION 12.3.  Covenant Defeasance........................................76

    SECTION 12.4.  Conditions to Defeasance or Covenant Defeasance............76

    SECTION 12.5.  Deposited Money and U.S. Government Obligations
                   to Be Held in Trust; Other Miscellaneous Provisions........78

    SECTION 12.6.  Reinstatement..............................................79

    SECTION 12.7.  Repayment to Company.......................................79

ARTICLE 13   GUARANTEE........................................................80

    SECTION 13.1.  Guarantee..................................................80

    SECTION 13.2.  Delivery of the Guarantee..................................81

    SECTION 13.3.  Guarantors May Consolidate, Etc., on Certain Terms.........82

    SECTION 13.4.  Release of Guarantors......................................82

ARTICLE 14   MEETINGS OF HOLDERS OF SECURITIES................................82

    SECTION 14.1.  Purposes for Which Meetings May Be Called..................82

    SECTION 14.2.  Call, Notice and Place of Meetings.........................82

    SECTION 14.3.  Persons Entitled to Vote at Meetings.......................83

    SECTION 14.4.  Quorum; Action.............................................83

    SECTION 14.5.  Determination of Voting Rights; Conduct
                   and Adjournment of Meetings................................83

    SECTION 14.6.  Counting Votes and Recording Action of Meetings............84

THIS INDENTURE, dated as of January 23, 2004, among VOTO-Votorantim Overseas Trading Operations III Limited, a limited liability company duly organized and existing under the laws of the Cayman Islands (the "Company"), having its principal office at Walkers SPV Limited, Walker House, Mary Street, P.O. Box 908GT, George Town, Grand Cayman, Cayman Islands, Votorantim Participacoes S.A., Votorantim Celulose e Papel S.A., Cimento Rio Branco S.A., Companhia Mineira de Metais and Companhia Niquel Tocantins, each of which is a validly organized corporation (sociedade anonima) duly organized under the laws of the Federative Republic of Brazil (each, a "Guarantor" and together, the "Guarantors"), The Bank of New York, a New York corporation duly organized and existing under the laws of the State of New York, as trustee (the "Trustee"), as New York paying agent (the "New York Paying Agent"), as transfer agent (the "Transfer Agent") and registrar (the "Registrar"), and The Bank of New York (Luxembourg) S.A., a corporation duly organized and existing under the laws of Luxembourg, as Luxembourg paying agent (the "Luxembourg Paying Agent") and The Bank of Tokyo-Mitsubishi Ltd., London Branch, a corporation duly organized and existing under the laws of Japan, as principal paying agent (the "Principal Paying Agent" and together with the Luxembourg Paying Agent and the New York Paying Agent, the "Paying Agents"),

                    RECITALS OF THE COMPANY AND THE GUARANTOR

WHEREAS, the Company has duly authorized the creation of an issue of U.S.$300,000,000 aggregate principal amount of its 7.875% Notes due 2014 (the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

WHEREAS, each of the Guarantors has duly authorized the execution and delivery of this Indenture to provide for their respective Guarantee with respect to the Securities as set forth in this Indenture.

WHEREAS, all things necessary (i) to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and (ii) to make the Guarantee of the Guarantors, each of which when executed by the respective Guarantors and endorsed on the Securities executed, authenticated and delivered hereunder, the valid obligations of the respective Guarantors and (iii) to make this Indenture a valid agreement of the Company and each of the Guarantors, all in accordance with their respective terms, have been done.

NOW, THEREFORE, THIS INDENTURE WITNESSETH:

For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                    ARTICLE 1

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1.  Definitions

For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

(1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

(2) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

(3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with Brazilian GAAP, and except as otherwise herein and expressly provided, the term "Brazilian GAAP", with respect to any computation required or permitted hereunder, shall mean Brazilian GAAP as is generally accepted at the date of such computation;

(4) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision;

(5) all references in this Indenture, the Securities and the Guarantee to interest in respect of any Security shall be deemed to include all Additional Amounts, if any, in respect of such Security, unless the context otherwise requires, and express mention of the payment of Additional Amounts in any provision hereof or thereof shall not be construed, without more, as excluding reference to Additional Amounts in those provisions hereof or thereof where such express mention is not made; all references in this Indenture, the Securities and the Guarantee to principal in respect of any Security shall be deemed to include any Redemption Price payable in respect of such Security pursuant to any redemption hereunder (and all such references to the Stated Maturity of the principal in respect of any Security shall be deemed to include the Redemption Date with respect to any such Redemption Price), and express mention of the payment of any Redemption Price in any provision hereof or thereof shall not be construed as excluding reference to any Redemption Price in those provisions hereof or thereof where such express reference is not made); and

(6) All references in this Indenture to "$", "U.S.$", "dollars" or "United States dollars" shall refer to the lawful currency of the United States of America.

         "Act", when used with respect to any Holder, has the meaning specified in Section 1.4.

         "Additional Amount" has the meaning specified in Section 10.10.

         "Affiliate" of any Person means any other Person controlling or controlled by or under direct or indirect common control with such Person. For the purposes of this definition, "control", when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agent Member" means any member of, or participant in, the Depositary.

         "Applicable Procedures" has the meaning set forth in Section 3.4(c)(2).

         "Base Currency" has the meaning set forth in Section 1.14.

         "Board of Directors" means the board of directors of the Company.

         "Board Resolution" means a duly adopted resolution of the Board of Directors in full force and effect at the time of determination and certified by at least two Directors of the Company and delivered to the Trustee.

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         "Brazil" means the Federative Republic of Brazil and any ministry, department, authority (including the Central Bank) or statutory corporation or other entity (including a trust), owned or controlled directly or indirectly by the Federative Republic of Brazil or any of the foregoing.

         "Brazilian GAAP" means accounting principles generally accepted in Brazil from time to time.

         "Business Day" means any day on which banks are open for business in the city where the Registrar has its specified office, New York City, London and Brazil, and, in the case of presentation and/or surrender of any Security, in the place in which such Security is to be presented or surrendered.

         "Capital Lease Obligation" of any Person means the obligation to pay rent or other payment amounts under a lease of (or other Indebtedness arrangements conveying the right to use) real or personal property of such Person which is required to be classified and accounted for as a capital lease or a liability set forth on a balance sheet of such Person in accordance with Brazilian GAAP (a "Capital Lease"). The stated maturity of such obligation shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty. The principal amount of such obligation shall be the capitalized amount thereof that would appear on the face of a balance sheet of such Person in accordance with Brazilian GAAP.

         "Capital Stock" of any Person means any and all shares, interests, participations or other equivalents (however designated) of corporate stock or other equity participations, including quotas in a Brazilian limited liability quota company (limitada) or partnership interests, whether general or limited, of such Person.

         "Central Bank" means the Central Bank of Brazil or any successor entity.

         "Change of Law" has the meaning specified in Section 11.1.

         "Clearstream" means Clearstream Banking, societe anonyme or its successor.

         "Closing Date" means the date on which the Securities are first authenticated and delivered under this Indenture.

         "CMM" means Companhia Mineira de Metais, a Brazilian corporation, its successors and assigns.

         "CNT" means Companhia Niquel Tocantins, a Brazilian corporation, its successors and assigns.

         "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

         "Company Request" or "Company Order" means a written request or order signed in the name of the Company by at least two Directors of the Company and delivered to the Trustee.

         "Corporate Trust Office" means the principal office of the Trustee in The City of New York, New York, at which at any particular time its corporate trust business shall be principally administered, which at the date hereof is located at 101 Barclay Street, Floor 21W, New York,

         New York, Attention: Corporate Trust Administration and such other offices as the Trustee may designate from time to time.

         "corporation" means a corporation, association, company, limited liability company, joint-stock company or business trust.

         "CRB" means Cimento Rio Branco S.A., a Brazilian corporation, its successors and assigns.

         "CVM" means the Comissao de Valores Mobiliarios of Brazil or any successor agency thereto.

         "Default" means an event that with the passing of time or the giving of notice or both shall constitute an Event of Default.

         "Defaulted Interest" has the meaning specified in Section 3.6.

         "Depositary" means, with respect to the Securities issuable or issued in whole or in part in the form of one or more Global Securities, DTC for so long as it shall be a clearing agency registered under the Exchange Act, or such successor as the Company shall designate from time to time in an Officers' Certificate delivered to the Trustee.

         "Designated Subsidiary" of the Company or any Guarantor means any present or future direct or indirect Subsidiary of the Company or the Guarantors other than (i) Votorantim Financas S.A., Banco Votorantim S.A., Votorantim Bank Limited or BV Financeira, Credito, Financiamento e Investimento S.A., and (ii) any direct or indirect subsidiary of Votorantim Financas S.A. which is principally engaged in the financial services business and related activities.

         "Director" means a member of the Board of Directors.

         "Disqualified Stock" of any Person means any Capital Stock of such Person which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the final Stated Maturity of the Securities.

         "DTC" means The Depository Trust Company.

         "Ermirio de Moraes Family" means, at any time, Mr. Antonio Ermirio de Moraes, Mr. Ermirio Pereira de Moraes, Mrs. Maria Helena de Moraes Scripilliti and Mr. Jose Ermirio de Moraes Filho, and all of their descendants.

         "Euroclear" means the Euroclear Clearance System (or any successor securities clearing agency).

         "Event of Default" has the meaning specified in Section 5.1.

         "Exchange Act" means the United States Securities Exchange Act of 1934, as amended (or any successor act) and the rules and regulations thereunder.

         "Expiration Date" has the meaning set forth in Section 1.4.

         "GAAP" means accounting practices adopted in the applicable country from time to time.



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         "Global Security" means, as the context may require, any or all of the
         Regulation S Global Security(ies) and the Restricted Global Security(ies).

         "Government Agency" means a public legal entity or public agency, created by any competent authority, or any other legal entity now existing or hereafter created, or now or hereafter owned or controlled, directly or indirectly, by any such public legal entity or public agency including any central bank;

         "guarantee" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guaranteeing, any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness, or
         (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness (and "guaranteed," "guaranteeing" and "guarantor" shall have meanings correlative to the foregoing); provided, however, that the guarantee by any Person shall not include endorsements by such Person for collection or deposit, in either case, in the ordinary course of business; and provided further that the Incurrence by a Designated Subsidiary of the Company of a Lien permitted under clause (iv) of Section 10.12 shall not be deemed to constitute a guarantee by such Designated Subsidiary of any purchase money debt of the Company secured thereby.

         "Guarantee" means the joint, several, unconditional and irrevocable guarantees by the respective Guarantors of the due and punctual payment of the principal (and premium, if any) and interest (including any Additional Amounts) on, the Securities provided that the liability of each of VCP and CRB will be limited to 15% and 45% of the Outstanding amount of the Securities respectively, and the liability of CMM and CNT together will be limited to 40% of the Outstanding amount of the Securities.

         "Guarantors", as of any time, has the meaning specified in the first paragraph of this Indenture.

         "Guarantor Subsidiary" means any Subsidiary of any Guarantor or of two or more Guarantors on a collective basis.

         "Hejoassu" means Hejoassu Administracao Ltda., a Brazilian corporation.

         "Holder" means a Person in whose name a Security is registered in the Security Register (or, in the case of a joint holding, the first named thereof).

         "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation including by acquisition of Subsidiaries or the recording, as required pursuant to Brazilian GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person (and "Incurrence," "Incurred," "Incurrable" and "Incurring" shall have meanings correlative to the foregoing); provided, however, that a change in Brazilian GAAP that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness and that neither the accrual of interest nor the accretion of original issue discount shall be deemed an

         Incurrence of Indebtedness; provided further, however, that the Company or any Guarantor may elect to treat all or any portion of revolving credit debt commitment, whether or not then Outstanding, of the Company, any such Guarantor or a Subsidiary as being incurred from and after any date beginning the date the revolving credit commitment is extended to the Company, any such Guarantor or a Subsidiary, by furnishing notice thereof to the Trustee, and any borrowings or reborrowings by the Company, any such Guarantor or a Subsidiary under such commitment up to the amount of such commitment designated by the Company or any such Guarantor as Incurred shall not be deemed to be new Incurrences of Indebtedness by the Company, any such Guarantor or such Subsidiary.

         "Indebtedness" means (without duplication), with respect to any Person, whether recourse is to all or a portion of the assets of such Person and whether or not contingent, (i) every obligation of such Person for money borrowed, (ii) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments, including any such obligations Incurred in connection with the acquisition of property, assets or businesses, (iii) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person, (iv) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business which are payable on customary trade terms or which are being contested in good faith), (v) all Receivables Sales of such Person, together with any obligation of such Person to pay any discount, interest, fees, indemnities, penalties, recourse, expenses or other amounts in connection therewith,
         (vi) all obligations to redeem Disqualified Stock issued by such Person, (vii) every Net Obligation under Interest Rate and Currency Protection Agreements of such Person, (viii) every Capital Lease Obligation of such Person, and (ix) every obligation of the type referred to in clauses (i) through (viii) of another Person and all dividends of another Person the payment of which, in either case, such Person has guaranteed.

         The "amount" or "principal amount" of Indebtedness at any time of determination represented by any Receivables Sale shall be the amount of the unrecovered capital or principal investment of the purchaser (other than the Company, any Guarantor or any Wholly Owned Designated Subsidiary of the Company or any such Guarantor) thereof for which the seller of the Receivables remains obligated, excluding amounts representative of yield or interest earned on such investment. In no event shall Indebtedness include any liability for taxes.

         "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

         "Intercompany Bond Documents" means the fiscal and paying agency agreements, placement agreements, custody agreements, and global notes executed in connection with the Intercompany Bonds and the Intercompany Guarantees.

         "Intercompany Bonds" means bonds that will provide for semiannual repayment, with interest at the same rate as the interest rate of the Securities, on interest payment dates occurring prior to the dates of the Company's interest payment obligations with respect to the Securities and with a final maturity date that will occur prior to the Maturity Date of the Securities, purchased by the Company from certain companies in the Votorantim Group using the net proceeds from the sale of the Securities. The Intercompany Bonds may be issued in U.S. Dollars or Japanese Yen.

         "Intercompany Guarantee" means guarantees by VPAR of Intercompany Bonds issued by Votorantim Group companies other than VPAR.

         "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

         "Interest Rate or Currency Protection Agreement" of any Person means any forward contract, futures contract, swap, option, hedge or other financial agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements) relating to, or the value of which is dependent upon, interest rates or currency exchange rates or indices.

         "Investment" by any Person means any direct or indirect loan, advance or other extension of credit or capital contribution (by means of transfers of cash or other property to others or payments for property or services for the account or use of others, or otherwise) to, or purchase or acquisition of Capital Stock, bonds, notes, debentures or other securities or evidence of Indebtedness issued by, any other Person, including any payment on a guarantee of any obligation of such other Person, but excluding any loan, advance or extension of credit to an employee of the Company, any of the Guarantors or any Designated Subsidiaries in the ordinary course of business, accounts receivables and other commercially reasonable extensions of trade credit.

         "judgment currency" has the meaning set forth in Section 1.14(b) hereof.

         "Lien" means, with respect to any property, assets, revenues or income, any mortgage or deed of trust, pledge, hypothecation, assignment, Receivables Sale, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), Sale Leaseback Transaction, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property, assets, revenues or income (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

         "Maturity Date", when used with respect to any Security, means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Net Obligation" at any date of determination means the net amount, exclusive of any commissions or administrative fees that a Person would be obligated to pay upon the termination of an Interest Rate and Currency Protection Agreement as of such date.

         "Notice of Default" has the meaning set forth in Section 6.2.

         "Officers' Certificate" means (a) with respect to the Company, a certificate signed by any two Directors of the Company and (b) with respect to any Guarantor, a certificate signed by (i) the Chief Executive Officer, President, Chief Financial Officer or a Vice President and (ii) the Treasurer, Assistant Treasurer, Secretary or an Assistant Secretary of such Guarantor, as applicable, and delivered to the Trustee and containing the statements provided for in Section 4.1 hereof. One of the officers signing an Officers' Certificate for any such Guarantor given pursuant to Section 4.1 hereof shall be the principal executive, financial or accounting officer of such entity.

         "Opinion of Counsel" means a written opinion of legal counsel, who may be counsel for the Company or any of the Guarantors, and containing the statements provided for in Section 1.2.

         "Outstanding", when used with respect to the Securities, means, as of the date of determination, all the Securities theretofore authenticated and delivered under this Indenture (including, as of such date, all the Securities represented by Global Securities authenticated and delivered under this Indenture), except the reduced portion or portions of any Global Security, as such reduction or reductions shall have been endorsed on such Global Security by the Trustee as provided herein and, except:

         (i) The Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (ii) The Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as their own Paying Agents) for the Holders of such Securities; provided that, if such Securities are to be repurchased, notice of such repurchase has been duly given pursuant to this Indenture; and

         (iii) Securities which have been issued pursuant to Section 3.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

         provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company, any Guarantor or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

         "Owner Securities Certification" has the meaning set forth in Section 2.1.

         "Paying Agent" means any Person authorized by the Company to pay the principal of (and premium, if any) or interest on any Securities on behalf of the Company. The Company has initially appointed The Bank of New York, The Bank of New York (Luxembourg) S.A. and the Principal Paying Agent to act as Paying Agents.

         "Payment Date" has the meaning set forth in Section 3.11.

         "Person" means any individual, corporation, partnership, joint venture, association, trust, unincorporated organization, government or agency or political subdivision thereof or any other entity.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.5 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Principal Paying Agent" means The Bank of Tokyo-Mitsubishi Ltd., London Branch or any successor in its capacity as Principal Paying Agent.

         "Purchase Agreement" means the Purchase Agreement, dated as of January 16, 2004 between the Company, the Guarantors and the initial purchasers as set forth therein, as such agreement may be amended from time to time.

         "quorum" has the meaning set forth in Section 14.4.

         "rates of exchange" has the meaning set forth in Section 1.14.

         "Receivables" means receivables, chattel paper, instruments, documents or intangibles evidencing or relating to the right to payment of money in respect of the sale of goods or services.

         "Receivables Sale" of any Person means any sale of Receivables of such Person (pursuant to a purchase facility or otherwise), other than in connection with a disposition of the business operations of such Person relating thereto or a disposition of defaulted Receivables for purpose of collection and not as a financing arrangement.

         "Redemption Date" when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to
         Section 11 of this Indenture.

         "Redemption Price" when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to
         Section 11 of this Indenture.

         "refinancing" has the meaning set forth in Section 10.12.

         "Regular Record Date" for the interest payable on any Interest Payment Date means the 15th day (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

         "Regulation S" means Regulation S under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Regulation S Global Security" has the meaning set forth in Section
         2.1.

         "Related Party" means any Affiliate of the Ermirio de Moraes Family.

         "Responsible Officer" means any vice president, any assistant secretary, any assistant treasurer, any trust officer or assistant trust officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Restricted Global Security" has the meaning set forth in Section 2.1.

         "Restricted Period" means a period that begins the later of the commencement of the offering of the Securities and the Closing Date and ends 40 days thereafter.

         "Restricted Securities" means the Restricted Global Security and any Successor Security, other than (i) any Security issued upon a transfer or exchange for which a certificate substantially in the form set forth in (a) Annex A is required to be provided and is provided pursuant to
         Section 3.4(c)(2) or (b) Annex C-2 is required to be provided and is provided pursuant to Section 3.4(c)(5), (ii) any Security issued in exchange for or in lieu of any Security specified in Clause (i) of this definition or any Security issued in exchange therefor or in lieu thereof, or (iii) any Security as to which the Company has removed and has not replaced the legend described in Section 3.4(b).

         "Rule 144" means Rule 144 under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

         "Sale Leaseback Transaction" means any arrangement, direct or indirect, with any Person whereby a Person shall sell or transfer any property, real or personal, used or useful in its business, whether now owned or hereafter acquired, and thereafter rent or lease such property or other property that it intends to use for substantially the same purpose or purposes as the property being sold or transferred.

         "Secured Obligations" means the unpaid principal (and premium, if any) of and interest (including any Additional Amounts) on the Securities (including, without limitation, interest accruing after the maturity of the Securities and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company whether or not a claim for post-filing or post-petition interest is allowed in such proceeding); all the obligations of the Company to the Holders pursuant to this Indenture and the Purchase Agreement and all other obligations and liabilities of the Company to the Holders whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Securities, the Purchase Agreement or this Indenture, as the case may be, and any other document made, delivered or given in connection therewith or herewith, and each other obligation and liability, whether direct or indirect, absolute or contingent, due or to become due, or now existing, or hereafter incurred, of the Company to the Trustee whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Managers and the Trustee) or otherwise.

         "Securities" means the securities issued pursuant to this Indenture.

         "Securities Act" means the United States Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time.

         "Securitization Transaction" means a transaction in which a Guarantor or a Subsidiary thereof sells or transfers an interest in Receivables (and/or any rights arising under the documentation governing or relating to such Receivables covered by such transaction, any proceeds of Receivables and any lockboxes or accounts in which such proceeds are deposited and any related assets) to a special purpose entity that issues securities payable from collections of such Receivables or other assets.

         "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.4(b).

         "Senior Officer" means the chief executive officer, president or chief financial officer of the relevant entity.

         "special quorum" has the meaning set forth in Section 14.4.

         "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.7.

         "Stated Maturity", when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest, as the case may be, is due and payable.

         "Subsidiary" of any Person means (i) a corporation more than 50% of the combined voting power of the outstanding Voting Stock of which is owned, directly or indirectly, by such Person or by one or more other Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, or one or more other Subsidiaries of such Person or such Person and one or more other Subsidiaries thereof, directly or indirectly, has at least a majority ownership and power to direct the policies, management and affairs thereof.

         "Successor Security" of any particular Security means every Security issued after, and evidencing all or a portion of the same debt as that evidenced by, such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Taxes" has the meaning set forth in Section 10.10.

         "Transfer Agent" means the agents designated by the Company (not including the Security Registrar) for the registration of transfer of securities as provided in Section 10.10.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

         "Uniform Commercial Code" means the Uniform Commercial Code as in effect from time to time in the state of New York.

         "U.S. Dollar Equivalent" means, with respect to any monetary amount in a currency other than the U.S. Dollar, at any time for the determination thereof, the amount of U.S. Dollars obtained by converting such foreign currency involved in such computation into U.S. Dollars at the spot rate for the purchase of U.S. Dollars with the applicable foreign currency as quoted by Reuters at approximately 11:00 a.m. (New York time) on the date not more than two business days prior to such determination.

         "U.S. GAAP" means generally accepted accounting principles in the United States of America as in effect as of the date of this Indenture, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public

         Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession.

         "VCP" means Votorantim Celulose e Papel S.A., a Brazilian corporation, its successors and assigns.

         "Vice President", when used with respect to the Guarantors, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

         "Voting Stock" of any Person means Capital Stock of such Person which ordinarily has voting power for the election of directors (or persons performing similar functions) of such Person, whether at all times or only so long as no senior class of securities has such voting power by reason of any contingency.

         "Votorantim Group" means the group of related companies commonly known as the "Votorantim Group" comprised of the subsidiaries of Hejoassu as of the date hereof.

         "VPAR" means Votorantim Participacoes S.A.

         "Wholly Owned Designated Subsidiary" of any Person means a Designated Subsidiary of such Person of which at least 99% or more of the outstanding Capital Stock or other ownership interests (other than directors' qualifying shares) shall at the time be owned by such Person or by one or more Wholly Owned Restricted Subsidiaries of such Person.

SECTION 1.2.  Compliance Certificates and Opinions

Upon any application or request by the Company or any of the Guarantors to the Trustee to take any action under any provision of this Indenture, the Company or any of the Guarantors shall furnish to the Trustee such certificates and opinions as may be required under this Indenture. Each such certificate or opinion, and any certificate evidencing a determination required to be made by the Company or any of the Guarantors under this Indenture, shall be given in the form of an Officers' Certificate, if to be given by an officer of the Company or any of the Guarantors, or an Opinion of Counsel, if to be given by counsel, and shall comply with the requirements set forth in this Indenture.

Every certificate or opinion with respect to compliance by or on behalf of the Company or any of the Guarantors with a condition or covenant provided for in this Indenture shall include:

(1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 1.3.  Form of Documents Delivered to Trustee

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate of an officer of the Company or any of the Guarantors may be based, insofar as it relates to legal matters, upon an Opinion of Counsel submitted therewith, unless such officer knows, or in the exercise of reasonable care should know, that the opinion with respect to the matters upon which his certificate is based is erroneous. Any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate of an officer or officers of the Company or any of the Guarantors submitted therewith stating the information on which counsel is relying, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate with respect to such matters is erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4.  Acts of Holders; Record Dates

Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

The fact and date of the execution by any Person of any such instrument or writing pursuant to this Section 1.4 may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

The ownership of Securities shall be proved by the Security Register.

Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

The Company may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given, made or taken by Holders of Securities, provided that the Company may not set a record date for, and the provisions of this paragraph shall not apply with respect to, the giving or making of any notice, declaration, request or direction referred to in the next paragraph. If not set by the Company prior to the first solicitation of a Holder made by any Person in respect of any such matter referred to in the foregoing sentence, the record date for any such matter shall be the 30th day (or, if later, the date of the most recent list of Holders required to be provided pursuant to Section 7.1) prior to such first solicitation. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to take the relevant action, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Trustee in writing and to each Holder of Securities in the manner set forth in Section 1.6.

The Trustee may set any day as a record date for the purpose of determining the Holders of Outstanding Securities entitled to join in the giving or making of
(i) any Notice of Default, (ii) any declaration of acceleration referred to in
Section 5.1, (iii) any request to institute proceedings referred to in Section 5.6(2) or (iv) any direction referred to in Section 5.11. If any record date is set pursuant to this paragraph, the Holders of Outstanding Securities on such record date, and no other Holders, shall be entitled to join in such notice, declaration, request or direction, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken on or prior to the applicable Expiration Date by Holders of the requisite principal amount of Outstanding Securities on such record date. Nothing in this paragraph shall be construed to prevent the Trustee from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and of no effect), and nothing in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite principal amount of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Trustee, at the Company's expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Company in writing and to each Holder of Securities in the manner set forth in Section 1.6.

With respect to any record date set pursuant to this Section, the party hereto which sets such record dates may designate any day as the "Expiration Date", and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the other party hereto in writing, and to each Holder of Securities in the manner set forth in Section 1.6, on or prior to the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the party hereto which set such record date shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

Without limiting the foregoing, a Holder entitled hereunder to take any action hereunder with regard to any particular Security may do so with regard to all or any part of the principal amount of such Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such principal amount.

SECTION 1.5.  Notices, Etc. to Trustee, Company and Subsidiary Guarantors

Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

(1) the Trustee by any Holder or by the Company or any of the Guarantors shall be sufficient for every purpose hereunder if made, given, furnished or filed, in writing, to or with the Trustee at 101 Barclay Street, Floor 21W, New York, New York, Attention: Corporate Trust Administration, telephone number + 1 212 815 5734, telefax number +1 212 815 5802, and such other offices as the Trustee may designate from time to time or at any other address previously furnished in writing to the Holders, the Company and any of the Guarantors by the Trustee;

(2) the Principal Paying Agent by the Trustee or by any Holder shall be sufficient for every purpose hereunder (except as otherwise expressly provided herein) if in writing and mailed, first class postage prepaid, to the Principal Paying Agent addressed to it at The Bank of Tokyo-Mitsubishi Ltd., London Branch, 12-15 Finsbury Circus, London EC2M 7BT, Attention Loans and Securities Administration, telephone number: +44 20 7577 1593, telefax number: +44 20 7577 1609, or at any other address previously furnished in writing to the Trustee by the Principal Paying Agent;

(3) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (except as otherwise expressly provided herein) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at Voto-Votorantim Overseas Trading Operations III Limited c/o Votorantim Participacoes S.A. Rua Amauri, 255, 10 andar 01448-000 Sao Paulo, SP Tel 55-11-3704-3345/Fax 55-11-3167-352,
         Attention: Alexandre S. D'Ambrosio, General Counsel or at any other address previously furnished in writing to the Trustee by the Company;

(4) any of VPAR, CRB, CMM or CNT by the Trustee or by any Holder shall be sufficient for every purpose hereunder (except as otherwise expressly provided herein) if in writing and mailed, first-class postage prepaid, to any of such Guarantors addressed to VPAR, CRB, CMM or CNT, as the case may be, in care of Votorantim Participacoes S.A., Rua Amauri, 255, 10 andar 01448-000 Sao Paulo, SP Tel 55-11-3704-3345/Fax
         55-11-3167-352, Attention: Alexandre S. D'Ambrosio, General Counsel, or to any other address previously furnished in writing to the Trustee by such Guarantor; or

(5) VCP by the Trustee or by any Holder shall be sufficient for every purpose hereunder (except as otherwise expressly provided herein) if in writing and mailed, first class postage prepaid, to VCP at Alameda Santos, 1357, 6(degree) andar, 01470-900 Sao Paulo, Brazil, Attention:
         Financial Director, telephone number: 55-11-3269-4165, telefax number:
         55-11-3269-4066, or to any other address previously furnished in writing to the Trustee by VCP, with a copy to Votorantim Participacoes S.A. Rua Amauri, 255, 10 andar 01448-000 Sao Paulo, SP Tel 55-11-3704-3345/Fax 55-11-3167-352, Attention: Alexandre S. D'Ambrosio,
         General Counsel.

SECTION 1.6.  Notice to Holders; Waiver

Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if (i) in the case of a Global Security, in writing by electronic mail, facsimile and/or by first-class mail to the Depositary, and (ii) in the case of securities other than Global Securities, in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date (if any), and not earlier than the earliest date (if any), prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

In addition, so long as the Securities are listed on the Luxembourg Stock Exchange and the rules of the Luxembourg Stock Exchange so require, notices to Holders will be published in a leading newspaper having general circulation in Luxembourg (which is expected to be the Luxemburger Wort) or, if such publication is not practicable, in an English language newspaper having general circulation in Europe. Such notices shall be deemed to be given on the date of such publication or, if published more than once, on the date of the first such publication. If a notice is published at the discretion of the Trustee, the notice will conform to the rules of the Luxembourg Stock Exchange. If publication is not practicable in any newspaper in accordance with this paragraph, notice will be given in such other manner, and shall be deemed to have been given on such date, as the Trustee may, in its sole discretion, determine.

SECTION 1.7   Effect of Headings and Table of Contents

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.8   Successors and Assigns

All covenants and agreements in this Indenture by the Company or each of the Guarantors shall bind their successors and assigns, whether so expressed or not.

SECTION 1.9   Separability Clause

In case any provision in this Indenture or in the Securities or in the Guarantee shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of each of the Securities or the Guarantees shall not in any way be affected or impaired thereby.

SECTION 1.10  Benefits of Indenture

Nothing in this Indenture or in the Securities or in the Guarantee, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture, the Securities or the Guarantee.

SECTION 1.11  Governing Law

THIS INDENTURE, THE SECURITIES AND THE GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 1.12  Legal Holidays

In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities or the Guarantee) payment of interest or principal (and premium, if any) need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the Interest Payment Date, Redemption Date or at the Stated Maturity, provided that no interest shall accrue on account of such delay for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

SECTION 1.13  Submission to Jurisdiction; Agent for Service; Waiver of
              Immunities

(a) The Company and each of the Guarantors agree that any suit, action or proceeding against any of them brought by any Holder or the Trustee arising out of or based upon this Indenture, the Securities or the Guarantee may be instituted in any state or Federal court in the Borough of Manhattan in The City of New York, New York, and waive any objection which each of them may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submit to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.

(b) By the execution and delivery of this Indenture or any amendment or supplement hereto, each of the Company and each of the Guarantors (i) acknowledges that it has, by separate written instrument, designated and appointed CT Corporation System, currently located at 111 Eighth Avenue, New York, New York 10111, as its authorized agent upon which process may be served in any suit, action or proceeding with respect to, arising out of, or relating to, the Securities, this Indenture or the Guarantee, that may be instituted in any Federal or state court in the State of New York, The City of New York, the Borough of Manhattan, or brought under Federal or state securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder), and acknowledges that CT Corporation System has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit, action or proceeding, and (iii) agrees that service of process upon CT Corporation System shall be deemed in every respect effective service of process upon the Company or such Guarantor, as the case may be, in any such suit, action or proceeding. The Company and each of the Guarantors further agree to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of CT Corporation System in full force and effect so long as this Indenture shall be in full force and effect; provided that the Company and each of the Guarantors may and shall (to the extent CT Corporation System ceases to be able to be served on the basis contemplated herein), by written notice to the Trustee, designate such additional or alternative agents for service of process under this
         Section 1.14 that (i) maintains an office located in the Borough of Manhattan, The City of New York in the State of New York, (ii) are either (x) counsel for the Company and the Guarantor or (y) a corporate service company which acts as agent for service of process for other persons in the ordinary course of its business and (iii) agrees to act as agent for service of process in accordance with this Section 1.13. Such notice shall identify the name of such agent for process and the address of such agent for process in the Borough of Manhattan, The City of New York, State of New York. Upon the request of any Holder, the Trustee shall deliver such information to such Holder. Notwithstanding the foregoing, there shall, at all times, be at least one agent for service of process for the Company and the Guarantors appointed and acting in accordance with this Section 1.13.

(c) To the extent that the Company or any of the Guarantors has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company and each of the Guarantors hereby irrevocably waives such immunity in respect of their obligations under this Indenture, the Securities and the Guarantee, to the extent permitted by law.

SECTION 1.14 Currency of Account; Conversion of Currency: Foreign Exchange Restrictions

(a) U.S. Dollars are the sole currency of account and payment for all sums payable by the Company and the Guarantors under or in connection with the Securities, the Guarantee or this Indenture, including damages. Any amount received or recovered in a currency other than U.S. dollars (whether as a result of, or of the enforcement of, a judgment or order of a court of any jurisdiction, in the winding-up or dissolution of the Company and the Guarantors or otherwise) by any Holder of the Securities in respect of any sum expressed to be due to it from the Company and the Guarantors shall only constitute a discharge to the Company and the Guarantors to the extent of the U.S. dollar amount which the recipient is able to purchase with the amount so received or recovered in that other currency on the date of that receipt or recovery (or, if it is not practicable to make that purchase on that date, on the first date on which it is practicable to do so). If that U.S. dollar amount is less than the U.S. dollar amount expressed to be due to the recipient under the Securities, the Company and the Guarantors shall, jointly and severally, indemnify it against any loss sustained by it as a result as set forth in Section 1.14(b). In any event, the Company and each of the Guarantors shall, jointly and severally, indemnify the recipient against the cost of making any such purchase provided that the liability of each of VCP and CRB will be limited to 15% and 45% of the total amount of such indemnity, respectively, and the liability of CMM and CNT together will be limited to 40% of the total amount of such indemnity. For the purposes of this
         Section 1.14, it will be sufficient for the Holder of a Security to certify in a satisfactory manner (indicating sources of information used) that it would have suffered a loss had an actual purchase of dollars been made with the amount so received in that other currency on the date of receipt or recovery (or, if a purchase of dollars on such date had not been practicable, on the first date on which it would have been practicable, it being required that the need for a change of date be certified in the manner mentioned above). The indemnities set forth in this Section 1.14 constitute separate and independent obligations from other obligations of the Company and the Guarantors, shall give rise to a separate and independent cause of action, shall apply irrespective of any indulgence granted by any Holder of the Securities and shall continue in full force and effect despite any other judgment, order, claim or proof for a liquidated amount in respect of any sum due under the Securities.

(b) The Company and the Guarantors covenant and agree that the following provisions shall apply to conversion of currency in the case of the Securities, the Guarantee and this Indenture:

         (i) (A) If for the purpose of obtaining judgment in, or enforcing the judgment of, any court in any country, it becomes necessary to convert into a currency (the "judgment currency") an amount due in any other currency (the "Base Currency"), then the conversion shall be made at the rate of exchange prevailing on the Business Day before the day on which the judgment is given or the order of enforcement is made, as the case may be (unless a court shall otherwise determine).

               (B) If there is change in the rate of exchange prevailing between the Business Day before the day on which the judgment is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Company or the relevant Guarantor, as the case may be, will pay such additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the judgment currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in the Base Currency originally due.

         (ii) In the event of the winding-up of the Company or any of the Guarantors at any time while any amount or damages owing under the Securities, the Guarantee and this Indenture, or any judgment or order rendered in respect thereof, shall remain outstanding, the Company or the relevant Guarantor, as the case may be, shall indemnify (provided that the liability of each of VCP and CRB will be limited to 15% and 45% of the total amount of such indemnity, respectively, and the liability of CMM and CNT will be limited to 40% of the total amount of such indemnity) and hold the Holders and the Trustee harmless against any deficiency arising or resulting from any variation in rates of exchange between (1) the date as of which the U.S. Dollar Equivalent of the amount due or contingently due under the Securities, the Guarantee and this Indenture (other than under this Subsection
               (b)(ii)) is calculated for the purposes of such winding-up and
               (2) the final date for the filing of proofs of claim in such winding-up. For the purpose of this Subsection (b)(ii), the final date for the filing of proofs of claim in the winding-up of the Company or the relevant Guarantor, as the case may be, shall be the date fixed by the liquidator or otherwise in accordance with the relevant provisions of applicable law as being the latest practicable date as at which liabilities of the Company or the relevant Guarantor, as the case may be, may be ascertained for such winding-up prior to payment by the liquidator or otherwise in respect thereto.

         (iii) The obligations contained in Subsections (a), (b)(i)(B) and
               (b)(ii) of this Section 1.14 shall constitute separate and independent obligations from the other obligations of the Company and the Guarantors under the terms of this Indenture, shall give rise to separate and independent causes of action against the Company and the Guarantors, shall apply irrespective of any waiver or extension granted by any Holder or the Trustee or either of them from time to time and shall continue in full force and effect notwithstanding any judgment or order or the filing of any proof of claim in the winding-up of the Company or any of the Guarantors for a liquidated sum in respect of amounts due hereunder (other than under Subsection (b)(ii) above) or under any such judgment or order. Any such deficiency as aforesaid shall be deemed to constitute a loss suffered by the Holders or the Trustee, as the case may be, and no proof or evidence of any actual loss shall be required by the Company or the relevant Guarantor or the liquidator or otherwise or any of them. In the case of Subsection (b)(ii) above, the amount of such deficiency shall not be deemed to be reduced by any variation in rates of exchange occurring between the said final date and the date of any liquidating distribution.

         (iv) The term "rate(s) of exchange" shall mean the rate of exchange quoted by Reuters at 10:00 a.m. (New York time) for spot purchases of the Base Currency with the judgment currency other than the Base Currency referred to in Subsections (b)(i) and
               (b)(ii) above and includes any premiums and costs of exchange payable.

(c) In the event that on any Interest Payment Date, the Maturity Date or Redemption Date, as the case may be, in respect of the Securities or the Guarantee, any restrictions or prohibition of access to the Brazilian foreign exchange market exists, the Guarantors agree to pay all amounts payable under the Securities and the Guarantee in the currency of the Securities by means of any legal procedure existing in Brazil (except commencing legal proceedings against the Central Bank of Brazil), on any due date for payment under the Securities, for the purchase of the currency of such Securities. All costs and taxes payable in connection with the procedures referred to in this Section 1.14 shall be borne by the Company and the Guarantors (provided that the obligation of each of VCP and CRB will be limited to 15% and 45% of the total amount of such costs and taxes, respectively, and the liability of CMM and CNT will be limited to 40% of the total amount of such costs and taxes).

SECTION 1.15. Counterparts

This Indenture may be executed in any number of counterparts (including facsimile), each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page by telecopier shall be as effective as delivery of a manually executed counterpart thereof.

                                   ARTICLE 2

                                 SECURITY FORMS

SECTION 2.1.  Forms Generally

The Securities, the Trustee's certificates of authentication thereof and the Guarantee endorsed thereon shall be substantially in the forms set forth in this Article, with such appropriate legends, insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities or Guarantee, as the case may be, as evidenced by their execution of the Securities.

The definitive Securities and the Guarantee to be endorsed thereon shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner all as determined by the officers executing such Securities, as evidenced by their execution of such Securities or Guarantee, as the case may be.

In certain cases described elsewhere herein, the legends set forth in the first three paragraphs of Section 2.2 may be omitted from Securities issued hereunder.

Securities offered and sold in their initial distribution in reliance on Regulation S will be initially issued in the form of one or more Global Securities in fully registered form without interest coupons, substantially in the form of Security set forth in Sections 2.2 and 2.3, with such applicable legends as are provided for in Section 2.2 (the "Regulation S Global Security"), which shall be registered in the name of the Depositary or its nominee and deposited with the Trustee, at its Corporate Trust Office, as custodian for the Depositary, duly executed by the Company and the Guarantors and authenticated by the Trustee as hereinafter provided, for credit by the Depositary to the respective accounts of the beneficial owners of the Securities represented thereby (or such other accounts as they may direct).

Securities offered and sold in their initial distribution in reliance on Rule 144A shall be issued in the form of one or more Global Securities (collectively, and, together with their Successor Securities, the "Restricted Global Security") in fully registered form without interest coupons, substantially in the form of Security set forth in Sections 2.2 and 2.3, with such applicable legends as are provided for in Section 2.2, except as otherwise permitted herein. Such Restricted Global Security shall be registered in the name of the Depositary or its nominee and deposited with the Trustee, at its Corporate Trust Office, as custodian for the Depositary, duly executed by the Company and the Guarantors and authenticated by the Trustee as hereinafter provided, for credit by the Depositary to the respective accounts of beneficial owners of the Securities represented thereby (or such other accounts as they may direct). The aggregate principal amount of the Restricted Global Security may be increased or decreased from time to time by adjustments made on the records of the Trustee, as custodian for the Depositary, in connection with a corresponding decrease or increase in the aggregate principal amount of the Regulation S Global Security, as hereinafter provided.

SECTION 2.2.  Form of Face of Security

[Include if Security is a Regulation S Global Security [THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY OUTSIDE OF THE UNITED STATES, (2) BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER,
(B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT ("RULE 144A"), TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNTIED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, OR
(E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.]

[Include if Security is a Restricted Global Security -- [THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

THE HOLDER OF THIS SECURITY BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE REGISTRATION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE

ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE ISSUER OR ANY AFFILIATE OF THE ISSUER WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE ISSUER OR THE GUARANTORS, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN A PRINCIPAL AMOUNT OF NOT LESS THAN $100,000, FOR THE PURCHASER AND FOR EACH SUCH ACCOUNT, TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

            VOTO--VOTORANTIM OVERSEAS TRADING OPERATIONS III LIMITED
               (incorporated under the laws of the Cayman Islands)

           [REGULATION S GLOBAL SECURITY/RESTRICTED GLOBAL SECURITY]*
                               representing up to
                                  $[ ],000,000

                              7.875% NOTES DUE 2014
                   jointly, severally, and unconditionally and
                            irrevocably guaranteed by
                         VOTORANTIM PARTICIPACOES S.A.,
                        VOTORANTIM CELULOSE E PAPEL S.A.,
                            CIMENTO RIO BRANCO S.A.,
                           COMPANHIA MINEIRA DE METAIS
                                       and
                           COMPANHIA NIQUEL TOCANTINS

[ISIN Number] [CUSIP Number]*:  ______________

VOTO--Votorantim Overseas Trading Operations III Limited, a limited liability company organized under the laws of the Cayman Islands (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or its registered assigns, the principal sum of [ ] Dollars [include if Security is a Global Security -- (or such other Principal Sum as is noted in the records of the Custodian for the Depositary as being the Principal Amount of this [Regulation S Global Security/Restricted Global Security] for the time being)] on January 23, and to pay interest thereon from January 23, 2004 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on January 23, and July 23 in each year, commencing on July 23, 2004 at the rate of 7.875% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be 15 calendar days prior to payment (whether or

----------------------
* Delete as appropriate for either Regulation S Global Security or Restricted Global Security.

not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. In addition, the Company will pay to the Holder of this Security such Additional Amounts as may become payable under Section 10.10 of the Indenture.

In the case of a default in payment of principal and premium, if any, upon acceleration or repayment, interest shall be payable pursuant to the preceding paragraph on such overdue principal (and premium, if any), such interest shall be payable on demand and, if not so paid on demand, such interest shall itself bear interest at the rate of 1% per annum (to the extent that the payment of such interest shall be legally enforceable), and shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest on unpaid interest shall also be payable on demand.

Payment of the principal of (and premium, if any) and interest on this Security will be made at the corporate trust office of the Trustee, at the offices of a Paying Agent, at the office or agency of the Company maintained for that purpose in the City of New York, New York, and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated:

                                             VOTO-VOTORANTIM OVERSEAS
                                               TRADING OPERATIONS III LIMITED


                                             By:
                                                 -------------------------------
                                                 Name:
                                                 Title:


SECTION 2.3.  Form of Reverse of Security

This Security is one of a duly authorized issue of Securities of the Company designated as its U.S.$300,000,000 7.875% Securities due 2014 (the "Securities") issued under an Indenture, dated as of

January 23, 2004 (herein called the "Indenture"), among the Company, the Guarantors named therein and The Bank of New York, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture). Reference is hereby made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantors, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

As provided in the Indenture and subject to certain limitations therein set forth, the obligations of the Company under the Indenture and this Security are guaranteed pursuant to the Guarantee set forth in the Indenture. Each Holder, by holding this Security, agrees to all of the terms and provisions of said Guarantee. The Indenture provides that the Guarantors shall be released from the Guarantee upon compliance with certain conditions. Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and obligations thereunder of the Guarantors, the Trustee and the Holders.

If as a result of any Change of Law (as defined in the Indenture), (i) the Company is or would be required on the next succeeding Interest Payment Date to pay any Additional Amounts referred to in Section 10.10 of the Indenture or (ii) any of VPAR, VCP, CMM or CNT is or would be required on the next succeeding Interest Payment Date to pay additional amounts under the Intercompany Bonds in excess of the additional amounts that the Company or VPAR, VCP, CMM or CNT would be obliged to pay if Brazilian Taxes (excluding interest and penalties) were payable with respect to such payments of interest at a rate of 15.0% (or 12.5% as provided for in the treaty to avoid double taxation between Brazil and Japan), and in either case the payment of such excess amounts cannot be avoided by the use of any reasonable measures available to the Company or the Guarantors, the Securities may be repurchased, by the Company at the option of the Company, in whole but not in part, upon not less than 45 nor more than 75 days' notice mailed to the Holders (which notice shall be deemed given upon delivery of such notice to the Trustee), at any time following such Change of Law at a repurchase price equal to the principal amount thereof, plus accrued and unpaid interest, if any, to the date fixed for repurchase. The Company or the Guarantors will also pay to Holders of the Securities on the Redemption Date any Additional Amounts which are payable. Following such repurchase, the Securities will be cancelled. Prior to the delivery of any notice of repurchase in accordance with the foregoing, the Company shall deliver to the Trustee an Officers' Certificate stating that the Company is entitled to effect such redemption based on an Opinion of Counsel or written advice of a qualified tax expert, that the Company has or will, or that there is a substantial probability that the Company has or will, become obligated to pay such Additional Amounts as a result of such Change of Law. Such notice, once delivered by the Company to the Trustee, will be irrevocable. The Company shall provide the Trustee with official acknowledgment of the relevant taxing authority (if such acknowledgement is not available, a certified copy thereof) evidencing the payment of Brazilian Taxes in respect of which the Company has paid any Additional Amounts to the extent such documentation is issued therefor. Copies of such documentation shall be available to Holders of the Securities upon request thereof.

The Company may, on giving not more than 60 and not less than 30 days' notice to the Trustee (which notice shall be irrevocable), redeem all or only some of the Securities then Outstanding at the principal amount thereof, together with all accrued but unpaid interest and the sum of the present values of the remaining scheduled interest payments, discounted, on a semiannual basis (assuming a 360-day year consisting of 12 30-day months), at a rate equal to the sum of the treasury rate for instruments of comparable maturity plus 50 basis points. In the case of a partial redemption of Securities that are represented by a Global Security, the relevant Securities will be redeemed on a proportionate basis and in accordance with the rules of DTC. The Company shall inform the Luxembourg Stock Exchange in the event of a partial redemption. The Company may at any time repurchase the Securities at any price in the open market or otherwise. The Company may hold or resell the Securities it purchases or may surrender them to the Trustee for cancellation.

[Include if Security is a Regulation S Global Security -- If the holder of a beneficial interest in this Regulation S Global Security at any time wishes to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected, subject to the rules and procedures of the Depositary, Euroclear and Clearstream, in each case to the extent applicable and as in effect from time to time, only in accordance with the terms of this paragraph. Upon receipt by the Trustee, as Security Registrar of:

(A) written instructions given by or on behalf of the Depositary in accordance with the rules and procedures of the Depositary, Euroclear and Clearstream, in each case to the extent applicable and as in effect from time to time directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security in a specified principal amount and to cause to be debited from another specified Agent Member's account a beneficial interest in this Regulation S Global Security in an equal principal amount; and

(B) until the expiration of the Restricted Period a certificate in substantially the form set forth in Annex B to the Indenture signed by or on behalf of the Agent Member holding such beneficial interest in this Regulation S Global Security, the Trustee, as Security Registrar, shall reduce the principal amount of this Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount.

[Include if Security is a Restricted Global Security -- If the holder of a beneficial interest in this Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected, subject to the rules and procedures of the Depositary, Euroclear and Clearstream, in each case to the extent applicable and as in effect from time to time, only in accordance with the terms of this paragraph. Upon receipt by the Trustee, as Security Registrar of:

(A) written instructions given by or on behalf of the Depositary in accordance with the rules and procedures of the Depositary, Euroclear and Clearstream, in each case to the extent applicable and as in effect from time to time directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Regulation S Global Security in a specified principal amount and to cause to be debited from another specified Agent Member's account a beneficial interest in the Restricted Global Security in an equal principal amount; and

(B) a certificate in substantially the form set forth in Annex A of the Indenture signed by or on behalf of the Agent Member holding such beneficial interest in this Restricted Global Security,

the Trustee, as Security Registrar, shall reduce the principal amount of this Restricted Global Security, and increase the principal amount of the Regulation S Global Security by such specified principal amount.]

The Securities do not have the benefit of any sinking fund obligations.

In the event of redemption or purchase of this Security in part only, a new Security or Securities of like tenor for the unredeemed or unpurchased portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Security, or (ii) certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth therein.

Unless the context otherwise requires, the Securities shall constitute one series for all purposes under the Indenture, including without limitation, amendments, waivers or redemption.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, New York, or of any of the Transfer Agents duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and like tenor and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities are issuable only in registered form without coupons in denominations of U.S.$1,000 and any integral multiple thereof, subject to a minimum initial purchase amount of U.S.$100,000 for Securities sold to "qualified institutional buyers" in reliance on Rule 144A in connection with the initial distribution. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like tenor and aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee, the Transfer Agents and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee or any such agent shall be affected by notice to the contrary.

Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months each and, in the case of an incomplete month, on the number of days elapsed (pro rata basis) based on a 30-day month.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

THE INDENTURE, THIS SECURITY AND THE GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

The Company and each of the Guarantors agree that any suit, action or proceeding against any of them brought by any Holder or the Trustee arising out of or based upon this Indenture, the Securities or the Guarantee may be instituted in any state or Federal court in The City of New York, New York, and waive any objection which any of them may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the non-exclusive jurisdiction of such courts in any suit, action or proceeding.

Initially, The Bank of New York will act as trustee (the "Trustee"), as New York paying agent (the "New York Paying Agent"), as transfer agent (the "Transfer Agent") and as registrar (the "Registrar"), and The Bank of New York (Luxembourg) S.A., will act as Luxembourg paying agent (the "Luxembourg Paying Agent") and The Bank of Tokyo-Mitsubishi Ltd., London Branch, a corporation duly organized and existing under the laws of Japan, will act as principal paying agent (the "Principal Paying Agent" and together with the Luxembourg Paying Agent and the New York Paying Agent, the "Paying Agents") The Company may change any Paying Agent, the Registrar or Transfer Agent; provided that, the Company will maintain an office or agency where the Securities may be presented or surrendered for payment and for registration of transfer in the Borough of Manhattan, The City of New York, a Japanese paying agent and, so long as the Securities are listed on The Luxembourg Stock Exchange, a Paying Agent and Transfer Agent in Luxembourg. Upon any such change, the Company shall give written notice thereof to the Trustee and the Holders.

U.S. dollars are the sole currency of account and payment for all sums payable by the Company and the Guarantors under or in connection with the Securities, the Guarantee or the Indenture, including damages. The Company and the Guarantors have agreed that the provisions of Section 1.14 of the Indenture shall apply to conversion of currency in the case of the Securities, the Guarantee and the Indenture. Among other things, Section 1.14 specifies that if there is a change in the rate of exchange prevailing between the Business Day before the day on which a judgment is given or an order of enforcement is made, as the case may be (or such other date as a court shall determine), and the date of receipt of the amount due, the Company or the relevant Guarantor, as the case may be, will pay such additional (or, as the case may be, such lesser) amount, if any, as may be necessary so that the amount paid in the judgment currency when converted at the rate of exchange prevailing on the date of receipt will produce the amount in the Base Currency originally due. In the event that on any payment date in respect of the Securities or the Guarantee, any restrictions or prohibition of access to the Brazilian foreign exchange market exists, the Company and the Guarantors agree to pay all amounts payable under the Securities and the Guarantee in the currency of the Securities by means of any legal procedure existing in Brazil (except commencing legal proceedings against the Central Bank of Brazil), on any due date of payment under the Securities, for the purchase of the currency of such Securities. All costs and taxes payable in connection with the procedures referred to in this paragraph shall be borne by the Company and the Guarantors.

The Company and the Guarantors have appointed CT Corporation System, currently located at 111 Eighth Avenue, New York, New York 10111, as its authorized agent upon which process may be served in any suit, or proceeding with respect to, arising out of, or relating to, this Security, the Indenture or the

Guarantee, that may be instituted in any Federal or state court in the State of New York, The City of New York, the Borough of Manhattan, or brought under Federal or state securities laws and have agreed that there shall, at all times, be at least one agent for service of process for the Company and the Guarantors appointed and acting in accordance with the provisions of Section 1.13 of the Indenture relating to agent for service of process. To the extent that the Company or any of the Guarantors has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, the Company and the Guarantors have irrevocably waived such immunity in respect of its obligations under the Indenture, this Security and the Guarantee, to the extent permitted by law.

SECTION 2.4.  Form of Trustee's Certificate of Authentication

This is one of the Securities with the Guarantee referred to in the within-mentioned Indenture.

                                            THE BANK OF NEW YORK,
                                                 as Trustee


                                            By:
                                                --------------------------------
                                                 Authorized Signatory


The Guarantors jointly, severally, unconditionally and irrevocably guarantee the due and punctual payment of all sums from time to time payable in respect of the Securities as set forth in the Indenture.

                                            VOTORANTIM PARTICIPACOES S.A.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            VOTORANTIM CELULOSE E PAPEL S.A.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                            CIMENTO RIO BRANCO S.A.


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            COMPANHIA MINEIRA DE METAIS


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                            COMPANHIA NIQUEL TOCANTINS


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                   ARTICLE 3

                                 THE SECURITIES

SECTION 3.1.  Title and Terms

The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture will initially be U.S.$300,000,000.

The Securities shall be known and designated as the "7.875% Notes due 2014" of the Company. The Stated Maturity of the Securities shall be January 23, 2014. The Securities shall bear interest at the rate of 7.875% per annum, from January 23, 2004 or from the most recent Interest Payment Date thereafter to which interest has been paid or duly provided for, as the case may be, payable semiannually in arrears on January 23 and July 23, commencing July 23, 2004, until the principal thereof is paid or made available for payment.

In the case of a default in payment of principal and premium, if any, upon acceleration or redemption, interest shall be payable pursuant to the preceding paragraph on such overdue principal (and premium, if any), such interest shall be payable on demand and, if not so paid on demand, such interest shall itself bear interest at the rate of 1% per annum (to the extent that the payment of such interest shall be legally enforceable), and shall accrue from the date of such demand for payment to the date payment of such interest has been made or duly provided for, and such interest on unpaid interest shall also be payable on demand.

The principal of and premium, if any, and interest on the Securities shall be payable at the Corporate Trust Office, the office of the Paying Agents and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

The Securities shall be redeemable or repurchasable as provided in Article 11.

The Securities shall not have the benefit of any sinking fund obligations.

The Securities shall be subject to defeasance at the option of the Company as provided in Article 12.

Unless the context otherwise requires, the Securities shall constitute one series for all purposes under this Indenture, including, without limitation, amendments, waivers or redemptions.

SECTION 3.2.  Denominations

The Securities are issuable only in fully registered form, without coupons, in denominations of U.S.$1,000 and any integral multiple thereof, subject to a minimum initial purchase amount of U.S.$100,000 for Securities sold to "qualified institutional buyers" in reliance on Rule 144A, in connection with the initial distribution.

SECTION 3.3.  Execution, Authentication, Delivery and Dating

The Securities shall be executed on behalf of the Company by an authorized signatory or authorized signatories of the Company. The signature of any of these shareholders on the Securities may be manual or facsimile.

Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company and having endorsed (by attachment or imprint) thereon the Guarantee executed as provided in Section 13.2 by the Guarantors, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities; and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

Each Security shall be dated the date of its authentication.

No Security or Guarantee shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and that each Guarantee referred to therein has been duly executed and delivered hereunder.

SECTION 3.4. Global Securities; Registration, Registration of Transfer and Exchange

(a) Global Securities. The provisions of Clauses (1) through (7) below shall apply only to Global Securities:

         (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to the Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

         (2) Notwithstanding any other provision in this Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof unless (A) the Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security and the Company thereupon fails to appoint a successor Depositary or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities in definitive registered certificated form, or (C) there shall have occurred and be continuing a Default or an Event of Default with respect to the Securities evidenced by such Global Security.

         (3) If any Global Security is to be exchanged for other Securities or cancelled in whole, it shall be surrendered by or on behalf of the Depositary or its nominee to the Trustee, as Security Registrar, for exchange or cancellation as provided in this
               Article 3. If any Global Security is to be exchanged for other Securities or cancelled in part, or if another

               Security is to be exchanged in whole or in part for a beneficial interest in any Global Security, such Global Security shall be so surrendered for exchange or cancellation as provided in this
               Article 3 or, if the Trustee is acting as custodian for the Depositary or its nominee (or is party to a similar arrangement) with respect to such Global Security, the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or cancelled, or the principal amount of such other Security to be so exchanged for a beneficial interest therein, as the case may be, in each case by means of an appropriate adjustment made on the records of the Trustee, whereupon the Trustee, in accordance with the Applicable Procedures, shall instruct the Depositary or its authorized representatives to make a corresponding adjustment to its records (including by crediting or debiting any Agent Member's account as necessary to reflect any transfer or exchange of a beneficial interest pursuant to Section 3.4(c)). Upon any such surrender or adjustment of a Global Security, the Trustee shall, subject to
               Section 3.4(a)(2) and as otherwise provided in this Article 3, authenticate and deliver any Securities issuable in exchange for such Global Security (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Depositary or its authorized representative. Upon the request of the Trustee in connection with the occurrence of any of the events specified in the preceding paragraph, the Company shall promptly make available to the Trustee a reasonable supply of Securities that are not in the form of Global Securities. The Trustee shall be entitled to rely upon any order, direction or request of the Depositary or its authorized representative which is given or made pursuant to this Article 3 if such order, direction or request is given or made in accordance with the Applicable Procedures.

         (4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to this Article 3 or
               Section 9.5 or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary or a nominee thereof.

         (5) None of the Company, the Trustee, any agent of the Trustee, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the Depositary's records (or the records of the participant of such Depositary) relating to or payments made on account of beneficial ownership interests of a Global Security or for maintaining, supervising or reviewing any records of the Depositary relating to such beneficial ownership interests.

         (6) Subject to the provisions in the legends required by Section 2.2 above, the registered Holder may grant proxies and otherwise authorize any Person, including Agent Members and Persons who may hold interests in Agent Members, to take any action that such Holder is entitled to take under this Indenture.

         (7) Neither Agent Members nor any other Person on whose behalf Agent Members may act shall have any rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or under the Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its

               Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Security.

(b) Registration, Registration of Transfer and Exchange and Legends. The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency designated pursuant to Section 10.2 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as they may prescribe, the Company shall provide for the registration of Securities and of transfers and exchanges of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers and exchanges of Securities as herein provided.

Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 10.2 for such purpose in accordance with the terms hereof, the Company shall, subject to the other provisions of this Section 3.4, execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like tenor and aggregate principal amount and bearing the applicable legends set forth in Section 2.2.

Subject to Section 3.4(c), at the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like tenor and aggregate principal amount and bearing the applicable legends set forth in Section 2.2, each such new Security having the benefit of the Guarantee executed by the Guarantors, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

All Securities and the Guarantee issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company and the Guarantors, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities and the Guarantee endorsed thereon, respectively, surrendered upon such registration of transfer or exchange.

Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

No service charge shall be made to the Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 3.5 or 9.5.

The Company and the Security Registrar shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the due date for any payment of principal or interest in respect of the Securities selected for redemption under Section
11.6 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

All Securities initially issued hereunder shall, upon issuance, bear the relevant legends specified in Section 2.2 to be applied to such a Security and, in the case of the legend specifically required for the Restricted Global Security, such required legend shall not be removed unless the Company shall have delivered to the Trustee (and the Securities Registrar, if other than the Trustee) a Company Order which states that such Security may be issued without such legend thereon. If such legend has been removed from a Security as provided above, no other Security issued in exchange for all or any part of such Security shall bear such legend, unless the Company has reasonable cause to believe that such other Security is a "restricted security" within the meaning of Rule 144 of the Securities Act and instructs the Trustee to cause a legend to appear thereon.

(c) Certain Transfers and Exchanges. Upon presentation for transfer or exchange of any Security at the office of the Trustee, as Securities Registrar, located in The City of New York, accompanied by a written instrument of transfer or exchange in the form approved by the Company (it being understood that, until notice to the contrary is given to holders of Securities, the Company shall be deemed to have approved the form of instrument of transfer or exchange, if any, printed on any Security), executed by the registered Holder, in person or by such Holder's attorney thereunto duly authorized in writing, and upon compliance with this Section 3.4, such Security shall be transferred upon the Security Register, and a new Security shall be authenticated and issued in the name of the transferee. Notwithstanding any provision to the contrary herein or in the Securities, transfers of a Global Security, in whole or in part, and transfers of interests therein of the kind described in this Section 3.4(c), shall only be made in accordance with this Section 3.4(c). Transfers and exchanges subject to this Section 3.4(c) shall also be subject to the other provisions of this Indenture that are not inconsistent with this Section 3.4(c).

         (1) General. A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee thereof, and no such transfer to any such other Person may be registered; provided, however, that this Clause (1) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Clause (1) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 3.4(c).

         (2) Restricted Global Security to Regulation S Global Security. If the holder of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected, subject to the rules and procedures of the Depositary, Euroclear and Clearstream, in each case to the extent applicable and as in effect from time to time (the "Applicable Procedures"), only in accordance with this Clause (2). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given by or on behalf of the Depositary in accordance with the Applicable Procedures directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Regulation S Global Security in a specified principal amount and to cause to be debited from another specified Agent Member's account a beneficial interest in the Restricted Global Security in an equal principal amount and
               (B) a certificate in substantially the form set forth in Annex A signed by or on behalf of the Agent Member holding such beneficial interest in the Restricted Global Security, the Trustee, as Security Registrar, shall reduce the principal amount of a Restricted Global Security, and increase the principal amount of the Regulation S Global Security by such specified principal amount as provided in Section 3.4(a)(3).

         (3) Regulation S Global Security to Restricted Global Security. If the holder of a beneficial interest in the Regulation S Global Security at any time wishes to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Clause (3). Upon receipt by the Trustee, as Security Registrar, of (A) written instructions given by or on behalf of the Depositary in accordance with the Applicable Procedures directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security in a specified principal amount and to cause to be debited from another specified Agent Member's account a beneficial interest in the Regulation S Global Security and (B) a certificate in substantially the form set forth in Annex B signed by or on behalf of the Agent Member holding such beneficial interest in the Regulation S Global Security, the Trustee, as Security Registrar, shall reduce the principal amount of such Regulation S Global Security and increase the principal amount of the Restricted Global Security by such specified principal amount as provided in Section 3.4(a)(3).

         (4) Non-Global Restricted Security to Global Security. If the holder of a Restricted Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Regulation S Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Clause (4). Upon receipt by the Trustee, as Security Registrar, of (A) such Security and written instructions given by or on behalf of such Holder as provided in Section 3.4(b) directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security or the Regulation S Global Security, as the case may be, in a specified principal amount equal to the principal amount of the Restricted Security (or portion thereof) to be so transferred, and (B) an appropriately completed certificate substantially in the form set forth in Annex C-1 hereto, if the specified account is to be credited with a beneficial interest in the Restricted Global Security, or Annex C-2 hereto, if the specified account is to be credited with a beneficial interest in the Regulation S Global Security, signed by or on behalf of such Holder, then the Trustee, as Security Registrar, shall cancel such Restricted Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 3.4(b) and increase the principal amount of the Restricted Global Security or Regulation S Global Security, as the case may be, by the specified principal amount as provided in Section 3.4(a)(3).

         (5) Non-Global Regulation S Security to Restricted Global Security or Regulation S Global Security. If the Holder of a Regulation S Security (other than a Global Security) wishes at any time to transfer all or any portion of such Security to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security or the Regulation S Global Security, as the case may be, such transfer may be effected only in accordance with this Clause (5) and subject to the Applicable Procedures. Upon receipt by the Trustee, as Security Registrar, of (A) such Security and written instructions given by or on behalf of such Holder as provided in Section 3.4(b) directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Restricted Global Security or the Regulation S Global Security, as the case may be, in a principal amount equal to the principal amount of the Security (or portion thereof) to be so transferred, and (B)(i) with respect to a transfer which is to be delivered in the form of a beneficial interest in the Restricted Global Security, a certificate in substantially the form set forth in Annex D-1, signed by or on behalf of such Holder, and

               (ii) with respect to a transfer which is to be delivered in the form of a beneficial interest in the Regulation S Global Security, a certificate in substantially the form set forth in Annex D-2, signed by or on behalf of such Holder, then the Trustee, as Security Registrar, shall cancel such Security (and issue a new Security in respect of any untransferred portion thereof) as provided in Section 3.4(b) and increase the principal amount of the Restricted Global Security or the Regulation S Global Security, as the case may be, by the specified principal as provided in Section 3.4(a)(3).

SECTION 3.5.  Mutilated, Destroyed, Lost and Stolen Securities

If any mutilated or defaced Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate or cause to be authenticated and deliver in exchange therefor a new Security of like tenor and principal amount, having endorsed thereon the Guarantee executed by the Guarantors and bearing a number not contemporaneously outstanding.

If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them, the Guarantors and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, having endorsed thereon the Guarantee executed by the Guarantors and bearing a number not contemporaneously outstanding.

In case any such mutilated, defaced, destroyed, lost or stolen Security has become or is about to become due and payable, the Company may in its discretion, instead of issuing a new Security, pay such Security.

Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and Paying Agents) connected therewith.

Every new Security issued pursuant to this Section in lieu of any destroyed, defaced, lost or stolen Security, and each Guarantee endorsed thereon, shall constitute an original additional contractual obligation of the Company and each of the Guarantors, respectively, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities and Guarantees, respectively duly issued hereunder.

The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.6.  Payment of Interest; Interest Rights Preserved

Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall (a) bear interest at the rate per annum stated in the form of Security included herein (to the extent that the payment of such interest shall be legally enforceable), and (b) forthwith cease to be payable to the Holder on the relevant Regular Record

Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or
(2) below:

(1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

(2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

SECTION 3.7.  Persons Deemed Owners

Prior to due presentment of a Security for registration of transfer and the effective registration of such transfer by the Security Registrar, the Company, the Guarantors, the Trustee and any agent of the Company, the Guarantors or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 3.6) interest on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and none of the Company, the Guarantors, the Trustee or any agent of the Company, the Guarantors or the Trustee shall be liable for so treating such holder.

SECTION 3.8.  Cancellation

Securities surrendered for payment, redemption, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of in accordance with its standard procedures or as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy such Securities.

SECTION 3.9.  Computation of Interest

The amount of interest payable on the Securities for any Interest Period will be calculated by applying the rate of interest to the principal amount of such Security, dividing the product by two and rounding the resulting figure to the nearest cent (half a cent being rounded upwards). If interest is required to be calculated for any other period, it will be calculated on the basis of a year of 360 days consisting of 12 months of 30 days each and, in the case of an incomplete month, on the number of days elapsed (pro rata basis) based on a 30 day month provided, however, that Defaulted Interest shall be computed on the basis of a 365 or 366-day year, as the case may be, and the number of days actually elapsed.

SECTION 3.10. CUSIP numbers

The Company shall in issuing the Securities use CUSIP numbers, and the Trustee shall use the applicable CUSIP number in notices of redemption or exchange as a convenience to the Holders; provided, that any such notice may state that no representation is made as to the accuracy or correctness of the CUSIP number or numbers printed in the notice or on the certificates representing the Securities and that reliance may be placed only on the other identification numbers printed on the certificates representing the Securities.

SECTION 3.11. Paying Agents; Discharge of Payment Obligations; Indemnity of
              Holders

(a) The Company may from time to time appoint one or more paying agents under this Indenture and the Securities. By its execution and delivery of this Indenture, the Company hereby initially designates and appoints The Bank of Tokyo-Mitsubishi, London Branch as principal paying agent and The Bank of New York and The Bank of New York (Luxembourg) S.A. as paying agents. Subject to Section 10.3, the Company may act as paying agent.

(b)      Unless the Company shall be acting as paying agent as provided in
         Section 10.3, the Company shall, by 10:00 a.m. London time, no later than one Business Day prior to each interest payment date, Redemption Date or Maturity Date on any Securities (whether on maturity, redemption or otherwise) (each, a "Payment Date"), deposit with the Principal Paying Agent in immediately available funds a sum sufficient to pay such principal, any premium, and interest when so becoming due (including any Additional Amounts). The Company shall request that the bank through which such payment is to be made agree to supply to the Principal Paying Agent in London by 10:00 a.m. (London time) two business Days prior to the due date for any such payment an irrevocable confirmation (by tested telex or authenticated SWIFT MT 100 Message) of its intention to make such payment. The Principal Paying Agent shall arrange with all other Paying Agents for the payment, from funds furnished by the Company or the Guarantors to the Principal Paying Agent pursuant to this Indenture, of the principal, and premium, if any, and interest (including Additional Amounts, if any) on the Securities and of the compensation of such Paying Agents for their services as such. All Paying Agents will hold in trust, for the benefit of Holders or the Trustee, all money held by such Paying Agent for the payment of principal, or premium if any, of or interest on the Securities and shall notify the Trustee of any default by the Company in making any such payment. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by it. Upon complying with this Section 3.11 and the applicable provisions of
         Section 10.3, the Paying Agents shall have no further liability for the money delivered to the Trustee.

(c) Any payment to be made in respect of the Securities or the Guarantee by the Company or the Guarantors as the case may be to or to the order of the Principal Paying Agent shall be in satisfaction pro tanto of the obligations of the Company under the Securities. The Company and the Guarantors shall indemnify the Holders against any failure on the part of any Paying Agent to pay any sum due in respect of the Securities and shall pay such sum to the Trustee on demand provided that the liability of each of VCP and CRB will be limited to 15% and 45% of the total amount of such indemnification, respectively, and the liability of CMM and CNT jointly and severally will be limited to 40% of the total amount of such indemnification. This indemnity constitutes a separate and independent obligation from the other obligations of the Company under the Securities and the Guarantors under the Guarantee, shall give rise to a separate and independent cause of action, will apply irrespective of any waiver granted by the Trustee and/or any holder of Securities and shall continue in full force and effect despite any judgment, order, claim, or proof for a liquidated amount in respect of any sum due under this Indenture, the Securities or any judgment or order.

(d) Notwithstanding the fact that the Paying Agent is not obligated to make any such payment, if the Paying Agent pays out any amount due under the terms of the Securities on or after the due date therefor on the assumption that the corresponding payment for such amount has been or will be made by the Company and such payment has in fact not been so made by the Company prior to the time that the Paying Agent makes such payment, then the Company shall on demand reimburse the Paying Agent for the relevant amount, and pay interest to the Paying Agent on such amount from the date on which it is paid out to the date of reimbursement at a rate per annum equal to the cost of the Paying Agent of funding the amount paid out, as certified by the Paying Agent and expressed as a rate per annum. The Company shall agree to indemnify the Principal Paying Agent and any Paying Agent for any loss, liability, damage or expense incurred by it, except to the extent such loss, liability, damage or expense is due to negligence or bad faith of such Principal Paying Agent or Paying Agent, arising out or in connection with the acceptance or the performance of its duties under this Indenture.

SECTION 3.12. Add On Notes

The Company may, from time to time, subject to compliance with any other applicable provisions of this Indenture, without the consent of the Holders, create and issue pursuant to this Indenture additional notes ("Add On Notes") having terms and conditions identical to those of the Securities issued under this Indenture, except that Add On Notes:

(1) may have a different issue date from such other series of Outstanding Securities;

(2) may have a different amount of interest payable on the first Interest Payment Date after issuance than is payable on such other series of Outstanding Securities; and

(3) may have terms specified pursuant to the Board Resolution or other document evidencing an Authorization or in a supplemental indenture for such Add On Notes making appropriate adjustments to the terms of this Indenture applicable to such Add On Notes in order to conform to and ensure compliance with the Securities Act (or other applicable securities laws) applicable to such Add On Notes, which are not adverse in any material respect to the Holder of any such series of Outstanding Securities (other than such Add On Notes).

                                   ARTICLE 4

                           SATISFACTION AND DISCHARGE

SECTION 4.1.  Satisfaction and Discharge of Indenture

This Indenture shall cease to be of further effect as to all Outstanding Securities, and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

(1)      either

         (A) the Company or any of the Guarantors will have paid or caused to be paid the principal of and premium, if any, and interest (including Additional Amounts, if any) on the Securities as and when the same will have become due and payable; or

         (B) all Outstanding Securities (except lost, stolen or destroyed Securities which have been replaced or paid) have been delivered to the Trustee for cancellation;

               and the Company, in the case of (A) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal of and premium, if any, and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

(2) the Company or any of the Guarantors have paid or caused to be paid all other sums payable hereunder by the Company and the Guarantors;

(3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with; and

(4) the Trustee shall have received such other documents and assurances as the Trustee shall have reasonably requested.

Notwithstanding the satisfaction and discharge of this Indenture, (i) the obligations of the Company to the Trustee under Section 6.7 hereof, (ii) substitution of apparently mutilated, defaced, destroyed, lost or stolen Securities, (iii) rights of holders of Securities to receive payment of principal of and premium, if any, and interest (including Additional Amounts, if any) on the Securities, (iv) rights, obligations and immunities of the Trustee under this Indenture (including, if money shall have been deposited with the Trustee pursuant to subclause (B) of Clause (1) of this Section, the obligations of the Trustee under Section 4.2 hereof and the last paragraph of Section 10.3 hereof), and (v) rights of holders of the Securities as beneficiaries of this Indenture with respect to any property deposited with the Trustee payable to all or any of them, shall survive.

SECTION 4.2.  Application of Trust Money

Subject to the provisions of the last paragraph of Section 10.3, all money deposited with the Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee.

                                   ARTICLE 5

                                    REMEDIES

SECTION 5.1.  Events of Default

"Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) failure to pay any amount of principal of (or premium, if any) any Security when due;

(b) failure to pay any interest on any Security when due and such failure shall continue for a period of 30 days;

(c) failure to perform any covenant or agreement of the Company or any of the Guarantors under this Indenture or the Securities and such failure is incapable of remedy, or, if such failure is capable of remedy, remains unremedied for 30 days after the Trustee has given written notice thereof to the Company or any of the Guarantors, as applicable;

(d) failure to pay when due or, as the case may be, within any originally applicable grace period, any amount of principal and premium, if any, or interest (including Additional Amounts, if any), due under the terms of any instrument evidencing Indebtedness of the Company, any of the Guarantors or any of their Subsidiaries, or any such Indebtedness of the Company, any of the Guarantors or any of their Subsidiaries that becomes due and payable prior to its stated maturity otherwise than at the option of the issuer thereof by reason of the occurrence of an event of default howsoever described; provided that the aggregate amount of any such Indebtedness equals with respect to such Person, on a consolidated basis (except with respect to VPAR, which shall be on an unconsolidated basis) US$25 million or more (or its equivalent in other currency or currencies);

(e) any representation or warranty of the Company or the Guarantors in this Indenture or in the Securities or in the Intercompany Bonds that has had a material adverse impact on the business of the Company or on such Guarantor on a consolidated basis, and is or was incorrect, incomplete or misleading in any material respect at the time it was made; or

(f) the rendering of a final judgment or judgments (not subject to appeal) for the payment of money against the Company, any of the Guarantors or any Subsidiary which remains undischarged, unbonded or unstayed for a period of 60 days after the date on which the right to appeal all such judgments has expired or, if later, the date therein specified for payment; provided that the aggregate amount of any such final judgment equals or exceeds with respect to such Person, on a consolidated basis (except with respect to VPAR, which shall be on an unconsolidated basis) US$25 million (or its equivalent in other currency or currencies);

(g) all or a substantial part of the property of the Company, any Guarantor or any of the Designated Subsidiaries, if the whole or part of such property is material to the Company, such Guarantor or such Designated Subsidiary considered as a whole, shall be condemned, seized or otherwise appropriated, or custody of such property shall be assumed by any governmental authority or court or other person purporting to act under the authority of the federal government of any jurisdiction, or the Company, any Guarantor or any Designated Subsidiary shall be prevented from exercising normal control over all or a substantial part of its respective property or revenues, if the whole or part of such property or revenues is material to the Company, such Guarantor and or such Designated Subsidiary considered as a whole, and such default is not remedied within 60 days after it occurs;

(h) (a) a secured party takes possession of any part of the assets or revenues of the Company, any of the Guarantors or any of the Subsidiaries, if such assets or revenues are material to the Company or such Guarantor and its Subsidiaries on a consolidated basis, or (b) a receiver or similar officer is appointed, of any part of the assets or revenues of the Company, any of the Guarantors or any of the Designated Subsidiaries;

(i) certain other events of bankruptcy, insolvency, concordata or reorganization affecting the Company, any of the Guarantors or any of the Designated Subsidiaries;

(j) the occurrence of any event which under the laws of Brazil has an analogous effect to any of the events referred to in paragraphs (g) through (j) above;

(k) the performance or compliance by the Company or the Guarantors with any of their respective obligations under or in respect of the Securities or this Indenture if any such performance or compliance would be unlawful;

(l) any of the Guarantees is not (or is claimed by any of the Guarantors not to be) in full force and effect;

(m) any of the Intercompany Bond Documents are terminated, waived or modified in a manner having a material adverse effect on the Intercompany Bonds; and

(n) the Intercompany Bonds are modified, supplemented, replaced, terminated or waived.

If any Event of Default (other than an Event of Default described in clause (j) above with respect to the Company or any of the Guarantors) shall occur and be continuing, either (i) the Trustee or (ii) the holders of at least 25% in aggregate principal amount of the Outstanding Securities may accelerate the maturity of all Securities. If an Event of Default specified in clause (j) above occurs with respect to the Company or any of the Guarantors, the Outstanding Securities will ipso facto become immediately due and payable without any declaration or other act on the part of the Trustee or any Holder.

The Company and each of the Guarantors will be required to furnish to the Trustee (i) within ten days of demand by the Trustee therefor and (ii) (without the necessity of any such demand) together with the delivery of each of the annual financial statements and interim and in any event within 120 days after the end of each such fiscal period, an Officers' Certificate or Officers' Certificates, stating whether or not to the best knowledge of the signers thereof the Company or such Guarantor is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture and if the Company or such Guarantor is in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

SECTION 5.2.  Collection of Indebtedness and Suits for Enforcement by Trustee

The Company and the Guarantors covenant that if

(1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days, or

(2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Maturity thereof or, with respect to any Security to be redeemed, at the Redemption Date thereof,

the Company and the Guarantors (subject to the limitations provided in this Indenture) will, jointly and severally, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest, and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any) and on any overdue interest, at the rate provided by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses incurred by the Trustee under this Indenture, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

If the Company and the Guarantors fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company, the Guarantors or any other obligor upon the Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, the Guarantors or any other obligor upon the Securities, wherever situated.

If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights under this Indenture and the Guarantee of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein including, without limitation, seeking recourse against the Guarantor or proceeding to enforce any other proper remedy.

SECTION 5.3.  Trustee May File Proofs of Claim

The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Holders allowed in any judicial proceedings relative to the Company, the Guarantors, their respective creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders at their direction in any election of a trustee in bankruptcy or other Person performing similar functions, and any custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 6.7.

SECTION 5.4.  Trustee May Enforce Claims Without Possession of Securities

All rights of action and claims under this Indenture or the Securities or the Guarantee may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.5.  Application of Money Collected

Any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To the payment of all amounts due the Trustee under Section 6.7; and

         SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively.

The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to the Holders pursuant to this Section 5.5.

SECTION 5.6.  Limitation on Suits

No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

(2) the Holders of at least 25% in aggregate principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

(3) the Trustee for 60 days after its receipt of such notice, request and offer and, if requested, provision of indemnity has failed to institute any such proceeding; and

(4) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture, any Security or the Guarantee to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, any Security or the Guarantee, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 5.7. Unconditional Right of Holders to Receive Principal, Premium and Interest

Notwithstanding any other provision in this Indenture, the Securities or the Guarantee, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.6) interest on such Security on the respective Stated Maturities expressed in such Security (or earlier Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.8.  Restoration of Rights and Remedies

If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture, any Security or the Guarantee, and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Guarantors, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.9.  Rights and Remedies Cumulative

Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section
3.5 hereof, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.10. Delay or Omission Not Waiver

No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.11. Control by Holders

The Holders of a majority in aggregate principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

(1) such direction shall not be in conflict with any rule of law or with this Indenture or expose the Trustee to personal liability (as determined in the sole discretion of the Trustee), and

(2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

The Trustee may refuse, however, to follow any direction that the Trustee, in its sole discretion, determines may be unduly prejudicial to the rights of the Holders or that may subject the Trustee to any liability or expense if the Trustee determines, in its sole discretion, that it lacks reasonable indemnification against such loss or expense.

SECTION 5.12. Waiver of Past Defaults

The Holders of not less than a majority in aggregate principal amount of the Outstanding Securities may by written notice to the Company and the Trustee waive any past default hereunder and rescind and annul any declaration of acceleration and its consequences, except a default

(1) in the payment of the principal of (or premium, if any) or interest on any Security, or

(2) in respect of a covenant or provision hereof which under Article 9 cannot be modified or amended without the consent of the Holder of each Outstanding Security affected.

Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                                    ARTICLE 6

                                   THE TRUSTEE

SECTION 6.1.  Certain Duties and Responsibilities

(a)      Except during the continuance of an Event of Default,

         (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

         (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

(b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

(c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

         (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

         (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

         (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Security of any series, determined as provided in
               Section 5.1, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Security; and

         (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

(d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.2.  Notice of Defaults

The Trustee shall give the Holders notice of any Default that has occurred and is continuing and of which the Trustee has actual knowledge, within 90 days after the occurrence of such Default. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default relating to the payment of principal, premium, if any, or interest on, the Securities) if it determines that withholding such notice is in their interest; provided, however, that in the case of a Default of a character specified in Section 5.1(c), no such notice to Holders shall be given until at least 30 days after the occurrence thereof.

SECTION 6.3.  Certain Rights of Trustee

Subject to the provisions of Section 6.1:

(a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or a Company Order and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

(c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate or an Opinion of Counsel;

(d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction satisfactory to the Trustee;

(f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, report, opinion, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part, or for the supervision of, any agent or attorney appointed with due care by it hereunder; and

(h) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith which the Trustee believed to have been authorized or within its rights or powers.

SECTION 6.4.  Not Responsible for Recitals or Issuance of Securities

The recitals contained herein and in the Securities and the Guarantee endorsed thereon, except the Trustee's certificates of authentication, shall be taken as the statements of the Company or the Guarantors, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.5.  May Hold Securities

The Trustee, any Paying Agent or Transfer Agent, any Security Registrar (if other than the Trustee) or any other agent of the Company or the Guarantors, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Transfer Agents Security Registrar or such other agent.

SECTION 6.6.  Money Held in Trust

Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company or the Guarantors, as the case may be.

SECTION 6.7.  Compensation and Reimbursement

The Company and the Guarantors agree:

(1) to pay to the Trustee, the Principal Paying Agent and the Paying Agents from time to time upon demand such compensation for all services rendered by it hereunder as shall be agreed upon in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

(2) except as otherwise expressly provided herein, to reimburse each of the Trustee, the Principal Paying Agent and each other Paying Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by it in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence or wilful misconduct; and

(3) to indemnify each of the Trustee, the Principal Paying Agent and each other Paying Agent for, and to hold each harmless against, any loss, liability, cost, damage, claim or expense (including the reasonable compensation, expenses and disbursements of its agents, accountants, experts and counsel) incurred without gross negligence or willful misconduct on its part, arising out of or in connection with the acceptance or administration of this trust or the performance by it of its duties and obligations or the exercise of its rights hereunder, including the costs and expenses of enforcing this Indenture against the Company or the Guarantors, as the case may be (including, without limitation, this Section 6.7) and of defending against any claim (whether asserted by any Holder or the Company or the Guarantors, as the case may be) or liability in connection with the exercise or performance of any of its powers or duties hereunder. The provisions of this Section 6.7 shall survive any termination of this Indenture and the resignation or removal of the Trustee, the Principal Paying Agent or other Paying Agent.

As security for the performance of the obligations of the Company or the Guarantors, as the case may be, under this Section 6.7, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee, except funds held in trust for the payment of principal of (and premium, if any) or interest on particular Securities. The Trustee's right to receive payment of any amounts due under this Section 6.7 shall not be subordinate to any other liability or indebtedness of the Company or the Guarantors, as the case may be (even though the Securities may be so subordinated).

When the Trustee incurs expenses or renders services after an Event of Default specified in Section 5.1(8) or (9) occurs, the expenses and the compensation for such services are intended to constitute expenses of administration under Title II, U.S. Code, or any similar Federal, State or analogous foreign law for the relief of debtors.

SECTION 6.8.  Disqualification; Conflicting Interests

If the Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture.

SECTION 6.9.  Corporate Trustee Required; Eligibility

There shall at all times be a Trustee hereunder which shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000 and its Corporate Trust Office in The City of New York, New York. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of a Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.10. Resignation and Removal; Appointment of Successor

(a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 6.11, at which time the retiring Trustee shall be fully discharged from its obligations hereunder.

(b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

(c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

(d)      If at any time:

         (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

         (2) the Trustee shall cease to be eligible under Section 6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

         (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

(e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

(f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to all Holders in the manner provided in Section 1.6. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 6.11. Acceptance of Appointment by Successor

Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company, the Guarantors and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its Lien, if any, provided for in Section 6.7. Upon request of any such successor Trustee, the Company and the Guarantors shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts. No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 6.12. Merger, Conversion, Consolidation or Succession to Business

Any corporation or other entity into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or other entity succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation or other entity shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13. Preferential Collection of Claims Against the Company

(a) Subject to Subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company within four months prior to a default, as defined in Subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities, as defined in Subsection (c) of this Section:

         (1) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such four-month period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this Subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default;

         (2) all property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such four-month period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

         Nothing herein contained, however, shall affect the right of the
         Trustee:

         (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, and (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law;

         (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such four-month period;

         (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such four-month period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee had no reasonable cause to believe that a default, as defined in Subsection (c) of this Section, would occur within four months; or

         (D)   to receive payment on any claim referred to in paragraph (B) or
               (C), against release of any property held as security for such claim as provided in paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

(b) For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such four-month period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned among the Trustee, the Holders and the holders of other indenture securities in such manner that the Trustee, the Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee and the Holders and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to any claim, in bankruptcy or receivership or proceedings for reorganization pursuant to the Federal Bankruptcy Act or applicable State law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceedings for reorganization is pending shall have jurisdiction (i) to apportion among the Trustee, the Holders and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and proceeds thereof, or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee and the Holders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula.

Any Trustee which has resigned or been removed after the beginning of such four-month period shall be subject to the provisions of this Subsection as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such four-month period, it shall be subject to the provisions of this Subsection if and only if the following conditions exist:

         (i) the receipt of property or reduction of claim, which would have given rise to the obligation to account, if such Trustee had continued as Trustee, occurred after the beginning of such four-month period; and

         (ii) such receipt of property or reduction of claim occurred within four months after such resignation or removal.

(c) There shall be excluded from the operation of Subsection (a) of this Section a creditor relationship arising from:

         (1) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

         (2) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Holders at the time and in the manner provided in this Indenture;

         (3) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depositary, or other similar capacity;

         (4) an indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction, as defined in Subsection (c) of this Section;

         (5) the ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; and

         (6) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper, as defined in Subsection (c) of this Section.

(d)      For the purposes of this Section only:

         (1) the term "default" means any failure to make payment in full of the principal of or interest on any of the Security or upon the other indenture securities when and as such principal or interest becomes due and payable;

         (2) the term "other indenture securities" means securities upon which the Company is an obligor outstanding under any other indenture
               (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of this Section, and (iii) under which a default exists at the time of the apportionment of the funds and property held in such special account;

         (3) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after the deliver of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

         (4) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation;

         (5)   the term "Company" means any obligor upon the Security; and

         (6) the term "Federal Bankruptcy Act" means the Bankruptcy Act or Title 11 of the United States Code.

SECTION 6.14.  Appointment of Authenticating Agent

The Trustee may appoint an Authenticating Agent or Agents with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.6, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

Any corporation or other entity into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation or other entity succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation or other entity shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment in the manner provided in Section 1.6 to all Holders of Securities. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

The Trustee agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section, and the Trustee shall be entitled to be reimbursed for such payments, subject to the provisions of Section 6.7.

If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternative certificate of authentication in the following form:

This is one of the Securities referred to in the within-mentioned Indenture.

                                           THE BANK OF NEW YORK,
                                                As Trustee


                                           By:
                                               ---------------------------------
                                               As Authenticating Agent

                                   ARTICLE 7

              HOLDERS, LISTS AND REPORTS BY TRUSTEE AND THE COMPANY

SECTION 7.1.  Company to Furnish Trustee; Names and Addresses of Holders

The Company will furnish or cause to be furnished to the Trustee

(a) semi-annually, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

(b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 7.2.  Preservation of Information; Communications to Holders

(a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

(b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

         (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 7.2(a), or

         (ii) inform such applications as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a), as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

(c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.2(b).

SECTION 7.3.  Reports by Trustee

(a) Within 60 days after May 15 of each year commencing with the year 2004, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such date with respect to:

         (1)   its eligibility under Section 6.9 and its qualifications under
               Section 6.8, or in lieu thereof, if to the best of its knowledge it has continued to be eligible and qualified under said Sections, a written statement to such effect;

         (2) the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to report such advances if such advances so remaining unpaid aggregate not more than 1/2 of 1% of the principal amount of the Outstanding Securities on the date of such report;

         (3) the amount, interest rate and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except an indebtedness based upon a creditor relationship arising in any manner described in Section 6.13(b)(2), (3), (4) or (6);

         (4) the property and funds, if any, physically in the possession of the Trustee as such on the date of such report;

         (5) any additional issue of Securities which the Trustee has not previously reported; and

         (6) any action taken by the Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by the Trustee in accordance with Section 6.2.

(b) The Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to Subsection (a) of this Section (or if no report has yet been so transmitted, since the date of execution of this instrument) for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities, on property or funds held or collected by it as Trustee and which it has not previously reported pursuant to this Subsection (b), except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate 10% or less of the principal amount of the Outstanding Securities at such time, such report to be transmitted within 90 days after such time.

(c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which any Securities are listed and with the Company. The Company will notify the Trustee when any Securities are listed on any stock exchange.

                                   ARTICLE 8

                           MERGER, CONSOLIDATION, ETC.

SECTION 8.1.  Mergers, Consolidations and Certain Sales of Assets

So long as any of the Securities are Outstanding, none of the Guarantors may, in a single transaction or a series of related transactions:

(i) consolidate with or merge into any other Person or permit any other Person to consolidate with or merge into any such Guarantor (other than a consolidation or merger of a Wholly Owned Designated Subsidiary organized under the laws of Brazil or the United States into any such Guarantor), or

(ii) directly or indirectly, transfer, sell, lease or otherwise dispose of all or substantially all of its assets (provided that the creation of a Lien on or in any of its assets shall not in and of itself constitute the transfer, sale, lease or disposition of the assets subject to the
         Lien)

unless the following conditions, to the extent applicable, are met:

(A) in the case of a transaction in which any such Guarantor does not survive or in which such Guarantor sells, leases or otherwise disposes of all or substantially all of its assets to any other Person, the successor entity to such Guarantor (1) shall expressly assume, by a supplemental indenture executed and delivered to the Trustee, all of such Guarantor's obligations under this Indenture and (2) shall be organized under the laws of (x) Brazil or any state or political subdivision thereof, or (y) the United States of America or any state thereof or the District of Columbia or (z) any other country if such successor entity undertakes, in such supplemental indenture, to pay such additional amounts in respect of principal (and premium, if any) and interest as may be necessary in order that the net amounts paid pursuant to the Securities after deduction or withholding of any present or future withholding taxes, levies, imposts or charges whatsoever imposed by or for the account of such country or any political subdivision or taxing authority thereof or therein shall equal the respective amounts of principal (and premium, if any) and interest specified in the Securities unless such tax, levy, impost or charge is payable because the Holder is a domiciliary, national or resident of, or engages in business or maintains a permanent establishment or is physically present in such jurisdiction of organization;

(B) if, as a result of any such transaction, property or assets of such Guarantor would become subject to a Lien prohibited by Section 10.12 such Guarantor or the successor entity to such Guarantor shall have secured the Securities as described thereunder;

(C) such Guarantor has delivered to the Trustee an Opinion of Counsel to the effect that the Holders will not recognize gain or loss for United States federal income tax purposes as a result of such transaction; and

(D) such Guarantor has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, lease or acquisition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture complies with this covenant and that all conditions precedent herein provided for relating to such transaction have been complied with.

SECTION 8.2.  Successor Substituted

In the event of any transaction (other than a lease) described in and complying with the immediately preceding paragraph in which any Guarantor is not the surviving Person and the surviving Person assumes all the obligations of such Guarantor under the Securities and this Indenture pursuant to a supplemental indenture, such surviving Person shall succeed to, and be substituted for, and may exercise every right and power of, such Guarantor, and such Guarantor will be discharged from its obligations under this Indenture and the Securities. In such case a supplement to the Offering Circular shall be prepared and notices published with respect to such transaction in accordance with the requirements of the Luxembourg Stock Exchange.

                                    ARTICLE 9

                             SUPPLEMENTAL INDENTURES

SECTION 9.1.  Supplemental Indentures Without Consent of Holders

Without the consent of any Holders, the Company, when authorized by a Board Resolution of the Company, each Guarantor, when authorized by Board Resolutions of such Guarantor, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

(1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

(2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

(3) to secure the Securities pursuant to the requirements of Section 10.11 or otherwise; or

(4) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided that such action pursuant to this Clause (4) shall not adversely affect the legal rights of the Holders; or

(5) to provide for uncertificated Securities in addition to or in place of certificated Securities; or

(6)      to issue Add-On Notes in accordance with Section 3.12.

SECTION 9.2.  Supplemental Indentures with Consent of Holders

With the consent of the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities, by Act of said Holders delivered to the Company and the Trustee, and consistent with Section 5.13, the Company, when authorized by the respective Board Resolutions of the Company, each Guarantor, when authorized by the Board Resolutions of such Guarantor, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each outstanding Security affected thereby,

(1) change the Stated Maturity of the principal of, or any installment of interest on, any Security, or reduce the principal amount thereof or the rate of interest thereon or any premium payable thereon, or change the place of payment where, or the coin or currency in which, any Security or Guarantee or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or with respect to any Security or Guarantee on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date),

(2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture, or

(3)      modify any of the provisions of this Section 9.2 or Section 5.12,
         Section 10.9, 10.10, Section 11.1 or Section 12.4(6) or (7) (with respect to the obligation of the Company to deliver an Opinion of Counsel in the United States as to certain matters relating to United States federal income tax law), except to increase any such percentage described in Clause (2) above or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

(4) release any Guarantor from any of its obligations under its Guarantee or this Indenture, except in compliance with the terms of this Indenture.

In the event of any modification or amendment to this Indenture of the nature described in items (1) through (4) of this Section 9.2, a notice will be published and a supplemental offering circular will be prepared to reflect such modification or amendment.

It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 9.3.  Execution of Supplemental Indentures

In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.4.  Effect of Supplemental Indentures

Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

SECTION 9.5.  Reference in Securities to Supplemental Indentures

Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                                   ARTICLE 10

                                    COVENANTS

SECTION 10.1. Payment Under the Securities and the Guarantees

The Company and the Guarantors shall duly and punctually pay all amounts owed by them, and comply with all their other obligations, under the terms of the Securities, the Guarantees and this Indenture.

SECTION 10.2. Maintenance of Office or Agency

The Company will maintain in the Borough of Manhattan, The City of New York, New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company or the Guarantors in respect of the Securities, the Guarantee and this Indenture may be served. Initially, this office will be at the offices of CT Corporation System located at 111 Eighth Avenue, New York, NY 10011, and the Company and the Guarantors shall agree not to change the designation of such office without prior notice to the Trustee and designation of a replacement office in the same general location. In addition, for as long as the Securities are listed on the Luxembourg Stock Exchange, the Company will maintain in Luxembourg an office or agency where securities may be presented or surrendered for payment and where securities may be surrendered for registration of transfer or exchange. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such offices or agencies. If at any time the Company shall fail to maintain any such required offices or agencies or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoint the Trustee as their agent to receive all such presentations, surrenders, notices and demands.

The Company may also from time to time designate one or more other offices or agencies (in or outside the Borough of Manhattan, The City of New York, New
York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations (each, a "Transfer Agent"); provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, New York or, for so long as the Securities are listed on the Luxembourg Stock Exchange, in Luxembourg for such purposes. The Company has initially designated the offices of The Bank of New York and The Bank of New York (Luxembourg) S.A. to act as Transfer Agents. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.3. Money for Security Payments to Be Held in Trust

If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee in writing of its action or failure so to act. As provided in Section 5.4, upon any bankruptcy or reorganization proceeding relative to the Company, the Trustee shall serve as the Co-Paying Agent for the Securities.

Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with the Principal Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act. As provided in Section 5.4, upon any bankruptcy or reorganization proceeding relative to the Company the Trustee shall serve as the Paying Agent for the Securities.

The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

(1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disclosed of as herein provided:

(2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest;

(3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent; and

(4) acknowledge, accept and agree to comply in all respects with the provisions of this Indenture relating to the duties, rights and obligations of such Paying Agent.

The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on the Company's Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.4. Maintenance of corporate existence

The Company and the Guarantors shall, and shall cause each of their Subsidiaries to, maintain in effect their corporate existence and all registrations necessary therefor and take all actions to maintain all rights, privileges, titles to property, franchises and the like necessary or desirable in the normal conduct of their

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business, activities or operations provided that this covenant shall not require the Company, the Guarantors or any of their Subsidiaries to maintain any such registration, right, privilege, title to property, franchise or the like or require the Company or any Guarantor to preserve the corporate existence of any of their Subsidiaries, if the failure to do so does not, and shall not, have a material adverse effect on the Company or such Guarantor and its Subsidiaries taken as a whole or have a material adverse effect on the rights of the Holders.

SECTION 10.5. Maintenance of Properties

The Company and each Guarantor shall, and shall cause each of their Subsidiaries to, keep all their property used or useful in the conduct of their businesses in good working order and condition, ordinary wear and tear excepted, provided that this covenant shall not require the Company, any Guarantor or any of their Subsidiaries to maintain any such property, if the failure to do so does not, and shall not, have a material adverse effect on the Company or such Guarantor and its Subsidiaries taken as a whole or have a material adverse effect on the rights of the Holders.

SECTION 10.6. Payment of Taxes and Other Claims

The Company and the Guarantors shall, and shall cause each of their Subsidiaries to, pay or discharge or cause to be paid or discharged before the same shall become delinquent, (i) all taxes, assessments and governmental charges levied or imposed upon the Company, such Guarantor or such Subsidiary, as the case may be, and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company, such Guarantor or such Subsidiary, as the case may be; provided, however that neither the Company, the Guarantors nor any Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith and, if appropriate, by appropriate legal proceedings, or where the failure to do so would not have a material adverse effect on the Company or such Guarantor and its Subsidiaries taken as a whole or have a material adverse effect on the rights of the Holdings.

SECTION 10.7. Provision of Financial Information

The Company and each of the Guarantors have agreed that, for so long as any Securities are Outstanding and during any period in which the Company and each of the Guarantors are not both subject to and in compliance with the reporting requirements of Section 13 or 15(d) of the Exchange Act or exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, they will each furnish to the Holders under the restricted global note or of a restricted physical note and to any prospective purchasers of such Securities, to the extent permitted by applicable law or contractual restrictions, upon their request, the information required to be delivered pursuant to Rule 144A(d)(4) under the Securities Act.

Additionally, the Company and each Guarantor shall provide, within 120 days of the end of each fiscal year and 60 days within the end of each fiscal quarter, annual or quarterly financial statements, as applicable, in accordance with Brazilian GAAP in the case of the Guarantors and U.S. GAAP in the case of the Company, and audited in the case of annual financial statements; provided that during the calendar year 2004 only semi-annual and annual financial statements need be prepared. The financial statements of the Guarantors will be available at the specified offices of each of the Agents, including the Luxembourg Paying Agent.



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SECTION 10.8. Statement by Officers as to Default

(a) Each of the Company and the Guarantors will deliver to the Trustee, within 90 days after the end of each quarter of each of its fiscal years ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company or such Guarantor, as the case may be, is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture and if the Company or any Guarantor, as the case may be, is in default, specifying all such defaults and the nature and status thereof of which it may have knowledge.

(b) Each of the Company and the Guarantors shall deliver to the Trustee, as soon as possible and in any event within 10 days after the Company or any Guarantor, as the case may be, becomes aware of the occurrence of a Default or an Event of Default, an Officers' Certificate setting forth the details of such Default or Event of Default and the action which the Company or such Guarantor, as the case may be, proposes to take with respect thereto.

SECTION 10.9. Waiver of Certain Covenants

The Company or the Guarantors, as the case may be, may omit in any particular instance to comply with any covenant or condition set forth in Sections 10.4 to 10.8, inclusive, if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company or the Guarantor, as the case may be, and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

SECTION 10.10. Payment of Additional Amounts

Any and all payments to a Holder of principal (and premium, if any) and interest in respect of the Securities will be made free and clear of, and without withholding or deduction for, any and all present and future withholding taxes, duties, assessments, levies, imposts or charges ("Taxes") whatsoever imposed by or on behalf of, the Cayman Islands or Brazil or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by law. In that event, the Company or the Guarantors, as the case may be, shall pay such additional amounts (the "Additional Amounts") as will result in the receipt by the Holders of such amounts as would have been received by them if no such withholding or deduction had been required, except that no such Additional Amounts shall be payable in respect of any Security:

(i) held by, or by a third party on behalf of, a holder which is liable for such taxes, duties, assessments, levies, imposts or governmental charges in respect of such Security by reason of its (or a fiduciary, settlor, member or shareholder, beneficiary of, or possessor of a power over, such holder, if such holder is an estate, trust, partnership or corporation) having some present or former connection with the Cayman Islands or Brazil (including being or having been a citizen or resident of the Cayman Islands or Brazil or being or having been engaged in trade or business therein) other than the mere holding of such Security; or

(ii) where (in the case of a payment of principal, premium, if any, or interest on the Maturity Date or date of earlier redemption) the relevant Security is surrendered for payment more than 30 days after the Relevant Date except to the extent that the relevant Holder would have been entitled to such Additional Amounts if it had surrendered the relevant Security on the last day of such period of 30 days; or

(iii) if such tax is an estate, inheritance, gift, sales, transfer or personal property tax or any similar tax, assessment, levy, impost or governmental charge; or

(iv) if such amount is (a) payable other than by withholding from a payment on such Security, or (b) required to be withheld by a paying agent and such payment can be made without such withholding by any other paying agent; or

(v) if such tax, duty, assessment, levy, impost or governmental charge would not have been imposed but for the failure of such holder to comply with applicable certification, information, documentation or other reporting requirements concerning the nationality, residence, identity or connection with the Cayman Islands or Brazil of the Holder or beneficial owner of such Security if such compliance is required as a precondition to relief or exemption from withholding or deduction of all or part of such tax, duty, assessment, levy, impost or governmental charge; or

(vi) where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to Council Directive 2003/48/EC of 3 June 2003 on taxation of savings income in the form of interest payments or any European Union Directive otherwise implementing the conclusions of the ECOFIN Council meeting of 26 and 27 November 2000 or any law implementing or complying with, or introduced in order to conform to, any such Directive; or

(vii)    in the case of any combination of items (i) through (vi).

"Relevant Date" means whichever is the later of (a) the date on which the payment in question first becomes due and (b) if the full amount payable has not been received by the Principal Paying Agent on or prior to such due date, the date on which (the full amount having been so received) notice to that effect has been given to the Holders.

The Company shall pay any present or future stamp, court or documentary taxes, or any other excise or property taxes, charges or similar levies which arise in any jurisdiction from the execution, delivery or registration of the Securities or any other document or instrument referred to therein, excluding any such taxes, charges or similar levies imposed by any jurisdiction outside of Brazil, except those resulting from, or required to be paid in connection with, the enforcement of the Securities or any other such document or instrument following the occurrence of any Event of Default with respect to the Securities.

References to principal or interest shall be deemed to include any Additional Amounts in respect of principal, premium, if any, or interest (as the case may be) which may be payable under the Securities.

If the Company or any Guarantor becomes subject at any time to any taxing jurisdiction other than the Cayman Islands or Brazil, as the case may be, references herein to the Cayman Islands and Brazil, respectively, shall be construed to include such other jurisdiction.

SECTION 10.11. Negative Covenants of the Company

The Company shall not, so long as any of the Securities are Outstanding:

(i) Incur or permit to exist any Indebtedness, except (a) Indebtedness evidenced by the Securities, (b) Indebtedness representing fees, expenses and indemnities payable pursuant to and in accordance with the Purchase Agreement or Indenture, or (c) as permitted in (iv) below;

(ii) Incur or permit to exist any Lien on any property or assets (including stock or other securities) now owned or hereafter acquired by it or on any of its current or future income or revenues, except with respect to Indebtedness permitted by clauses (i) and (iv);

(iii)    Incur or permit to exist any guarantees;

(iv)     create or permit to exist any creditors, other than (a) as permitted in
         (i) above, (b) as required by applicable law, or (c) any other creditors provided that the total Outstanding aggregate amount owed to all such other creditors is less than US$30,000;

(v)      engage at any time in any business or business activity, other than:
         (a) the performance of its obligations pursuant to the Purchase Agreement or this Indenture, (b) as required by law, or (c) any other incidental or related activities in connection with this Indenture;

(vi)     enter into any Sale Leaseback Transaction;

(vii) purchase, hold or acquire any Capital Stock, evidences of indebtedness or other securities of, make or permit to exist any loans or advances to, or make or permit to exist any Investment or any other interest in, any other Person or engage in any transactions involving commodity options or futures contracts or similar transactions, except for the Intercompany Bonds, the Intercompany Guarantees, short-term investments in U.S. treasury securities and any other indebtedness to an Affiliate limited to the amount of the proceeds the Company has left over after paying interest on each Interest Payment Date;

(viii) merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one or a series of transactions) any of its assets (whether now owned or hereafter acquired), or purchase, lease or otherwise acquire (in one or a series of transactions) any of the assets of any other Person, other than the repurchase of the Securities pursuant to, and in accordance with the terms of, this Indenture or in connection with the acquisition of Intercompany Bonds and Intercompany Guarantees (for the avoidance of doubt, this clause (viii) does not limit the Company's ability to make short-term investments in marketable securities as set forth in clause (vii) above);

(ix) Incur, create, assume or permit to exist any lease obligations, except for the leasing of office space and equipment necessary to carry on its business activities;

(x) declare or pay, directly or indirectly, any dividend or make any other distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, with respect to any shares of its Capital Stock or directly or indirectly redeem, purchase, retire or otherwise acquire for value any shares of any class of its Capital Stock or set aside any amount for any such purpose;

(xi) engage in any transactions with, any of its Affiliates, except as set forth in this Indenture or in connection with the acquisition of Intercompany Bonds and Intercompany Guarantees;

(xii) make any change (a) in accounting treatment and reporting practices, except as required by law or applicable accounting standards or (b) in tax reporting treatment, except as required by law;

(xiii) issue any Capital Stock to any entity or Person (other than the Capital Stock held by VPAR), permit any of its Capital Stock to be transferred to any Person or otherwise change its equity structure in any manner, except to Affiliates upon provision of an opinion of qualified counsel acceptable to the Trustee to the effect that such transfer will result in no adverse effect with respect to the Securities or the Holders;

(xiv) (a) amend its certificate of incorporation, memorandum or articles of association without the consent of a majority of the Holders; or (b) amend, modify or waive (or permit to be amended, modified or waived), without the consent of a majority of the Holders, the Purchase Agreement;

(xv) enter into or be a party to any agreement, instrument or transaction, other than (a) this Indenture, the Purchase Agreement or the Intercompany Bond Documents or any agreement, instrument or transaction incidental to or in connection therewith, (b) as may be required by applicable law or (c) in order to maintain its existence as a Cayman Islands corporation;

(xvi) grant any powers of attorney to any Person for any purposes, except for the purpose of permitting any Person to perform any ministerial functions on behalf of the Company that are not prohibited by or inconsistent with the terms of this Indenture, the Purchase Agreement, the Intercompany Bond Documents or any agreement, instrument or transaction incidental to or in connection therewith; or

(xvii) except as permitted by this Indenture or with the prior written consent of the holders of a majority of the principal amount of Securities Outstanding, agree or consent to, nor, to the extent it is within its control, allow any of the parties to the Intercompany Bond Documents or any documents related thereto to agree or consent to, any termination, modification, supplement, replacement or waiver of any such document unless such termination, modification, supplement, replacement or waiver could not, individually or collectively with all other terminations, modifications, supplements, replacements or waivers, reasonably be expected to have a material adverse effect on it and its ability to perform its obligations with respect to the Securities.

Notwithstanding the foregoing, the Company may enter into Currency Protection Agreements in connection with the Intercompany Bonds and Intercompany Guarantees.

SECTION 10.12. Limitation on Liens of the Guarantors

So long as any of the Securities are Outstanding, none of the Guarantors may, or may permit any of their respective Designated Subsidiaries to, Incur or suffer to exist any Lien on or with respect to any property, assets or Capital Stock now owned or hereafter acquired to secure any Indebtedness without making, or causing such Designated Subsidiary to make, effective provision for securing the Securities (x) equally and ratably with (or prior to) such Indebtedness as to such property, assets or Capital Stock for so long as such Indebtedness will be so secured or (y) in the event such Indebtedness is Indebtedness of such Guarantor or Designated Subsidiary which is subordinate in right of payment to the Securities, prior to such Indebtedness as to any such property, assets or Capital Stock for so long as such Indebtedness will be so secured.

The foregoing restrictions shall not apply to:

(i) Liens arising by operation of law and in the ordinary course of business of any of the Guarantors, or any of the Designated Subsidiaries, which Liens, when enforced on the assets to which they are attached, would not (either alone or together with any other such Liens) materially impair the operation of such business;

(ii) any Lien on the inventory or receivables (other than those described in clause (ix) below) of any of the Guarantors or any Designated Subsidiary securing obligations:

         (A) under any short term lines of credit, entered into in the normal course of business, or

         (B)   under any working capital facility;

(iii) Liens in respect of legal proceedings which have been submitted to a competent court and are being contested in good faith;

(iv) Liens created solely for the purpose of securing the payment of all or a part of the purchase price of assets or property (including Capital Stock of any Person) acquired or constructed after the Closing Date; provided that (a) the aggregate principal amount of Indebtedness secured by such Liens shall not exceed the purchase price of the assets or property so acquired or constructed, and (b) such Liens shall not encumber any assets or property other than the assets or property so acquired and shall attach to such assets or property within 90 days of the construction or acquisition of such assets or property;

(v) pledges or deposits made in the ordinary course of business in connection with workers' compensation, unemployment insurance or other similar social security legislation;

(vi) Liens securing taxes, assessments and other governmental charges or levies, in each case the payment of which is not yet due or is being contested in good faith by appropriate proceedings and for which such reserve or other appropriate provisions, if any, as shall be required by Brazilian GAAP shall have been made;

(vii) encumbrances, security deposits or reserves maintained in the ordinary course of business and required by law or regulation or by any Government Agency;

(viii) Liens which arise pursuant to a final judgment or judgments that do not constitute an Event of Default under Section 5.1(f);

(ix) Liens on accounts receivable and related assets in connection with export, import or other trade transactions or in connection with any Securitization Transaction provided that the aggregate amount of any Receivables sold or transferred in such Securitization Transaction securing Indebtedness shall not exceed (a) with respect to transactions related to revenues from exports, 80% of such Person's consolidated net sales from exports; or (b) with respect to transactions related to revenues from domestic sales, 50% of such Person's consolidated net sales within Brazil;

(x) Liens granted to secure borrowings from (i) Banco Nacional de Desenvolvimento Economico e Social-BNDES, or any other Brazilian governmental development bank, or (ii) any international development bank or Government Agency;

(xi) any Lien extending, renewing or replacing, in whole or in part, any Lien outstanding at the Closing Date;

(xii) any Lien that does not fall within clauses (i) through (xi) above and that secures Indebtedness which, exclusive of Indebtedness secured by other Liens permitted under this covenant, does not exceed an aggregate principal amount of US$25 million (or its equivalent in any other currency) per Guarantor on a consolidated basis with respect to each of CMM and CNT, or an aggregate principal amount of US$50 million (or its equivalent in any other currency) per Guarantor on a consolidated basis with respect to each of CRB and VCP and on an unconsolidated basis with respect to

         VPAR and does not exceed a total principal amount of US$200 million (or its equivalent in any other currency) for all Guarantors and Subsidiaries in the aggregate;

(xiii) survey exceptions, encumbrances, easements or reservations of, or rights of others for, licenses, rights of way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real property or Liens incidental to the conduct of such Person or to the ownership of its properties which were not Incurred in connection with indebtedness and which do not in the aggregate materially adversely affect the value of said properties or materially impair their use in the operation of the business of such Person;

(xiv)    Liens existing on the Issue Date;

(xv) Liens on property or shares of Capital Stock of another Person at the time such other Person becomes a Subsidiary; provided, however, that the Liens may not extend to any other property owned by such Person;

(xvi) Liens on property at the time such Person or any of its Subsidiaries acquires the property, including any acquisition by means of a merger or consolidation with or into such Person or a Subsidiary of such Person; provided, however, that the Liens may not extend to any other property owned by such Person;

(xvii) Liens securing Indebtedness or other obligations of a Subsidiary of such Person owing to such Person or a wholly-owned Subsidiary of such Person; and

(xviii) Liens in favor of surety bonds or letters of credit issued pursuant to the request of, and for the account of, such Person in the ordinary course of its business.

SECTION 10.13. Transactions with Affiliates and Related Persons

None of the Guarantors may, or may permit any of their Subsidiaries to, enter into any transaction (or series of related transactions) with any Related Party, including any Investment, either directly or indirectly, unless such transaction is on terms no less favorable to such Guarantor or such Subsidiary, as the case may be, than those that could have been obtained in a comparable arm's-length transaction with an unrelated third party; provided, that for any such transaction (or series of related transactions) involving a Related Party other than a Guarantor or a Subsidiary and an amount in interest in excess of US$10 million, a Senior Officer of such Guarantor shall, or shall cause a Senior Officer of such Subsidiary to, determine that such transaction is on terms no less favorable to such Guarantor or such Subsidiary, as the case may be, than those that could have been obtained in a comparable arm's-length transaction with an unrelated third party. Notwithstanding the foregoing, this covenant does not apply to (a) any loan or similar financial transaction (or series of related transactions) entered into for the purpose of performing cash management or other financial management functions by any Guarantor or Subsidiary with any of the other Guarantors, Subsidiaries or Related Parties; provided that such transaction (or series of related transactions) would not be materially adverse to the results of operations or financial condition of any such Guarantor or Subsidiary, and (b) any tax allocation agreements entered into from time to time by any Guarantor or any Subsidiary with any Related Party; provided that such transaction (or series of related transactions) would not be materially adverse to the results of operations or financial condition of any such Guarantor or Subsidiary.

SECTION 10.14. Performance Obligations Under Other Transaction Documents

The Company and the Guarantors shall duly and punctually perform, comply with and observe all obligations and agreements to be performed by them set forth in this Indenture, the Securities, the Guarantees, the application for listing of the Securities with the Luxembourg Stock Exchange and the DTC Letter of Representations completed by the Company and the Trustee in connection with the Securities (collectively, the "Transaction Documents").

SECTION 10.15. Compliance with Laws

The Company and the Guarantors shall comply, and shall cause their Subsidiaries to comply, at all times with all applicable laws, rules, regulations, orders and directives of any government or government agency or authority having jurisdiction over the Company, the Guarantor, the Subsidiaries or the business of any of them or any of the transactions contemplated herein, except where the failure by the Company or the Guarantors so to comply would not have a material adverse effect on the Company or such Guarantor and its Subsidiaries taken as a whole or have a material adverse effect on the rights of the Holders.

SECTION 10.16. Maintenance of Government Approvals

The Company and the Guarantors shall, and shall cause their Subsidiaries to, duly obtain and maintain in full force and effect all governmental approvals, consents or licenses of any government or governmental agency or authority under the laws of Brazil, the Cayman Islands or any other government or government agency having jurisdiction over the Company or the Guarantors or necessary in all cases for the Company and the Guarantors to perform their obligations under the Transaction Documents (including, without limitation, any authorization required to obtain and transfer U.S. dollars or any other currency which at that time is legal tender in the United States out of Brazil in connection with the Securities, this Indenture and the Guarantees) or for the validity or enforceability thereof, except where the failure to do so would not have a material adverse effect on the Company or such Guarantor and its Subsidiaries taken as a whole or have a material adverse effect on the rights of the Holders.

SECTION 10.17. Maintenance of Insurance

Each Guarantor shall, and shall cause each of their Subsidiaries to, maintain insurance with insurance companies that such Guarantor reasonably believes to be financially sound in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning and/or operating properties or facilities similar to those owned and/or operated, such Guarantor or its respective Subsidiaries, as the case may be, in the same general locations in which the Guarantor and their Subsidiaries own and/or operate their properties or facilities except if the failure to maintain such insurance for such risks, either individually or in the aggregate, has no likelihood of having a material adverse effect on the Company or on such Guarantor and its Subsidiaries taken as a whole.

SECTION 10.18. Maintenance of Books and Records

The Company and the Guarantors shall, and shall cause each of their Subsidiaries to, maintain books, accounts and records in all material respects in accordance with US GAAP, Cayman Islands GAAP or Brazilian GAAP, as applicable, or the applicable GAAP of their place of incorporation, and in any case in the manner necessary to facilitate consolidation into VPAR's financial statements.

SECTION 10.19. Ranking

The Company and each Guarantor shall ensure that the Securities and its Guarantee, respectively, will constitute general senior unconditional and unsubordinated obligations of the Company or the Guarantors, respectively, and will rank at least equally to all other present and future senior unsecured obligations of the Company and the Guarantors respectively (other than obligations preferred by statute or by operation of law).

SECTION 10.20. Notice of Certain Events

The Company shall give and the Guarantors shall ensure that the Company shall give, notice to the Trustee, as soon as is practicable and in any event within ten calendar days after the Company or any Guarantor becomes aware or should reasonably become aware, of the occurrence of any Event of Default or Default, accompanied by a certificate of a responsible officer of the Company setting forth the details of such Event of Default or Default and stating what action the Company proposes to take with respect thereto.

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                                   ARTICLE 11

                            REDEMPTION OF SECURITIES

SECTION 11.1. Redemption For Tax Reasons

If as a result of any Change of Law (as defined below):

(i) the Company is or would be required on the next succeeding interest payment date to pay any Additional Amounts; or

(ii) the issuers of the Intercompany Bonds are or would be required on the next succeeding interest payment date to pay Brazilian withholding taxes in excess of a general rate of 15% (or 12.5% as provided for in the treaty to avoid double taxation between Brazil and Japan);

and in either case the payment of such excess amounts cannot be avoided by the use of any reasonable measures available to such issuer, the Securities may be repurchased, by the Company at the option of the Company, in whole but not in part, upon not less than 45 nor more than 75 days' notice to the Holders (which notice shall be deemed given upon delivery of such notice to the Trustee), which notice will be published, at any time following such Change of Law at a repurchase price equal to the principal amount thereof, plus accrued and unpaid interest, if any, to the date fixed for repurchase. The Company or its Affiliates will also pay to the Holders on the repurchase date any Additional Amounts which are payable. Following such repurchase, the Securities will be cancelled.

"Change of Law" means any change in or amendment to the laws or regulations of the Cayman Islands, Brazil or Japan (or of any political subdivision thereof or therein) or the adoption, amendment or modification of any resolution of the Central Bank of Brazil or such other countries (or any successor authority thereto) which becomes effective on or after the date of this Indenture resulting in VPAR on a consolidated basis being required to pay amounts with respect to taxes as described above in a total aggregate amount in excess of that payable prior to such change or amendment.

Prior to the delivery of any notice of repurchase in accordance with the foregoing, the Company shall deliver to the Trustee an Officers' Certificate stating that the Company is entitled to effect such repurchase based on an Opinion of Counsel or written advice of a qualified tax expert, that the Company has or will, or that there is a substantial probability that the Company has or will, become obligated to pay such excess amounts with respect to Taxes as a result of such Change of Law. Such notice, once delivered by the Company to the Trustee, will be irrevocable.

The Company shall provide the Trustee with official acknowledgment of the relevant taxing authority (or if such acknowledgment is not available, a certified copy thereof) evidencing the payment of taxes in respect of which the Company has paid such excess amounts with respect to Taxes to the extent such documentation is issued therefor. Copies of such documentation shall be available to Holders upon request thereof.

SECTION 11.2. Optional Redemption

The Company may, on giving not more than 60 and not less than 30 days' notice to the Trustee (which notice shall be irrevocable), redeem all or only some of the Securities then Outstanding at the principal amount thereof, together with all accrued but unpaid interest and the sum of the present values of the



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remaining scheduled interest payments, discounted, on a semiannual basis
(assuming a 360-day year consisting of 12 30-day months), at a rate equal to the sum of the treasury rate for instruments of comparable maturity plus 50 basis points. In the case of a partial redemption of Securities that are represented by a Global Security, the relevant Securities will be redeemed on a proportionate basis and in accordance with the rules of DTC. The Company shall inform the Luxembourg Stock Exchange in the event of a partial redemption. The Company may at any time repurchase the Securities at any price in the open market or otherwise. The Company may hold or resell the Securities it purchases or may surrender them to the Trustee for cancellation.

SECTION 11.3. Applicability of Article

Redemption of Securities at the election of the Company, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 11.4. Election to Redeem: Notice to Trustee

The election of the Company to redeem any Securities by the Company or its Affiliates pursuant to Section 11.1 and 11.2 hereof shall be evidenced by a Resolution of the Shareholders of the Company. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate evidencing compliance with such restriction.

SECTION 11.5. Notice of Redemption

Notice of redemption pursuant to Section 11.1 and 11.2 hereof shall be given in the manner provided for in Section 1.5 hereof. The Trustee will notify the Holders at such Holder's address appearing in the Security Register at least 15 days prior to the Redemption Date.

All notices of redemption shall state:

(1)      the Redemption Date,

(2)      the Redemption Price,

(3) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

(4) the place or places where such Securities are to be surrendered for payment of the Redemption Price,

(5)      the aggregate principal amount of Securities being redeemed, and

(6)      the CUSIP number or numbers of the Securities being redeemed.



SECTION 11.6. Deposit of Redemption Price

Prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall


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be an Interest Payment Date) accrued and unpaid interest on, all the Securities which are to be repurchased on that date.

SECTION 11.7. Securities Payable on Redemption Date

Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued and unpaid interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued and unpaid interest to the Redemption Date; provided, however, that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.7.

If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate provided by the Security.



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                                   ARTICLE 12

                       DEFEASANCE AND COVENANT DEFEASANCE

SECTION 12.1. Option to Effect Defeasance or Covenant Defeasance

The Company or the Guarantors may at their option by Board Resolution, at any time (subject to 10-day prior written notification to the Trustee), elect to have either Section 12.2 or Section 12.3 applied to the Outstanding Securities upon compliance with the conditions set forth below in this Article 12.

SECTION 12.2. Defeasance and Discharge

Upon the Company's or the Guarantors', as the case may be, exercise of the option provided in Section 12.1 applicable to this Section, the Company or the Guarantors, as the case may be, shall be deemed to have been discharged from their obligations with respect to the Outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company or the Guarantors, as the case may be, shall be deemed to have paid and discharged the entire indebtedness represented by the Outstanding Securities and to have satisfied all their other obligations under such Securities and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company or the Guarantors, as the case may be, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of Outstanding Securities to receive, solely from the trust fund described in Section 12.4 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest on such Securities when such payments are due, (B) the Company's obligations with respect to such Securities under Sections 3.3, 3.4, 3.5, 10.2 and 10.3, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (D) this Article 12. Subject to compliance with this
Article 12, the Company, or the Guarantors, as the case may be, may exercise their option under this Section 12.2 notwithstanding the prior exercise of their option under Section 12.3.

SECTION 12.3. Covenant Defeasance

Upon the Company's or the Guarantors', as the case may be, exercise of the option provided in Section 12.1 applicable to this Section (i) the Company or the Guarantors, as the case may be, shall be released from their obligations under Sections 8.1, 10.5 through 10.20, inclusive and the Guarantors shall be released from all of their obligations under the Guarantee and under Article 13 of this Indenture, (ii) the occurrence of an event specified in Sections 5.1(c), (with respect to Section 8.1 and Sections 10.5 through 10.20, inclusive) shall not be deemed to be or result in an Event of Default, on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"). For this purpose, such covenant defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or Article, whether directly or indirectly by reason of any reference elsewhere herein to any such Section or Article or by reason of any reference in any such Section or Article to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

SECTION 12.4. Conditions to Defeasance or Covenant Defeasance

The following shall be the conditions to application of either Section 12.2 or
Section 12.3 to the Outstanding Securities:



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

(1) The Company or the Guarantors, as the case may be, shall irrevocably have deposited or caused to be deposited with the Trustee, in trust, for the benefit of the Holders (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or (C) a combination thereof, sufficient, in the opinion of an internationally recognized firm of independent certified public accountants expressed in a written certification (which may be based upon agreed upon procedures) thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee to pay and discharge, the principal of, premium, if any, and each installment of interest (including Additional Amounts, if any) on the Securities on the Stated Maturity of such principal or installment of interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and of such Securities. For this purpose, "U.S. Government Obligations" means securities that are (x) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (y) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the company thereof, and shall also include a depositary receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the holder of such depositary receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depositary receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of principal of or interest on the U.S. Government Obligation evidenced by such depositary receipt.

(2) No Default or Event of Default shall have occurred and be continuing on the date of such deposit or, insofar as subsections 5.1(g), (h), (i) and (j) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

(3) Such defeasance or covenant defeasance shall not cause the Trustee to have a conflicting interest as defined in Section 6.8 and for purposes of the Trust Indenture Act with respect to any securities of the Company or the Guarantor.

(4) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other agreement or instrument to the Company is a party or by which it is bound.

(5) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the defeasance under Section
         12.2 or the covenant defeasance under Section 12.3 (as the case may be) have been complied with.

(6) In the case of an election under Section 12.2, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States stating that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (y) since the date of this Indenture there has been a change in the applicable United States Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders of the Outstanding Securities will not recognize income, gain or loss for United States Federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred.

(7) In the case of an election under Section 12.3, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for United States Federal income tax purposes as a result of such deposit and covenant defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

(8) The Company shall have delivered to the Trustee an Opinion of Counsel to the effect that such deposit and defeasance or covenant defeasance shall not result in the trust arising from such deposit constituting an investment company as defined in the Investment Company Act of 1940, as amended, or such trust shall be qualified under such act or exempt from regulation thereunder.

(9) The Company shall have delivered to the Trustee an Opinion of Counsel in Brazil to the effect that the Holders of the Outstanding Securities will not recognize income, gain or loss for Brazilian federal or state income tax or other tax purposes as a result of such defeasance or covenant defeasance, as applicable, and will be subject to Brazilian federal and state income tax and other tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance or covenant defeasance, as applicable, had not occurred. Notwithstanding anything to the contrary in this Indenture, this condition may not be waived by any Holder or the Trustee;

(10) The Company shall have delivered to the Trustee an Opinion of counsel to the effect that, (x) the trust funds established pursuant to this Article will not be subject to any rights of any other creditors of the Company, any of its Affiliates or Subsidiaries or of the Guarantor or holders of other Indebtedness of the Company, any of its Affiliates or Subsidiaries or of the Guarantor, and (y) immediately following the ninety-first day after the deposit, the trust funds established pursuant to this Article will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally.

SECTION 12.5. Deposited Money and U.S. Government Obligations to Be Held in
              Trust; Other Miscellaneous Provisions

Subject to the provisions of the last paragraph of Section 10.3, all money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee--collectively, for purposes of this Section 12.5, the "Defeasance Trustee") pursuant to Section 12.4 in respect of the Securities shall be held in trust and applied by the Defeasance Trustee, in accordance with the provisions of such Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Defeasance Trustee may determine, to the Holders of such Securities, of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, but such money need not be segregated from other funds except to the extent required by law.

The Company or the Guarantors, as the case may be, shall pay and indemnify the Defeasance Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 12.4 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the Outstanding Securities.



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Anything in this Article 12 to the contrary notwithstanding, the Defeasance
Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 12.4 which, in the opinion of an internationally recognized accounting firm expressed in a written certification thereof delivered to the Defeasance Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent defeasance or covenant defeasance.

SECTION 12.6. Reinstatement

If the Defeasance Trustee or the Paying Agent is unable to apply any money in accordance with Section 12.2 or 12.3 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Company and the Guarantor under this Indenture, the Securities and the Guarantee, if any, shall be revived and reinstated as though no deposit had occurred pursuant to this Article 12 until such time as the Defeasance Trustee or Paying Agent is permitted to apply all such money in accordance with Sections 12.2 and 12.3; provided, however, that if the Company makes any payment of principal of (and premium, if any) any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Defeasance Trustee or the Paying Agent.

SECTION 12.7. Repayment to Company

Any money deposited with the Defeasance Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for two years after such principal, and premium, if any, or interest has become due and payable shall be paid to the Company on its written request or (if then held by the Company) shall be discharged from such trust; and the Holder of such security shall thereafter, as a creditor, look only to the Company for payment thereof, and all liability of the Defeasance Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Defeasance Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in The New York Times and The Wall Street Journal (national edition), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such notification or publication, any unclaimed balance of such money then remaining will be repaid to the Company.




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                                   ARTICLE 13

                                    GUARANTEE

SECTION 13.1. Guarantee

Each of VPAR, VCP, CRB, CMM and CNT hereby jointly, severally, fully and unconditionally guarantee on a senior unsecured basis to each Holder of a Security authenticated and delivered by the Trustee, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of (and premium, if any) and interest (including any Additional Amounts) on such Security when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, redemption, purchase or otherwise, in accordance with the terms of such Security and of this Indenture provided that the liability of each of VCP and CRB will be limited to 15% and 45% of the outstanding amount of the Securities, respectively, and the liability of CMM and CNT together will be limited to 40% of the outstanding amount of the Securities. In case of the failure of the Company punctually to make any such payment, each of the Guarantors hereby agrees to cause such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by acceleration, call for redemption, purchase or otherwise, and as if such payment were made by the Company.

This Guarantees constitutes general senior unconditional and unsubordinated obligations of each of the Guarantors that will at all times rank at least equally with all other present and future unsecured senior obligations of each such Guarantor, except for any obligations that may be preferred by provisions of law that are both mandatory and of general application.

Each of the Guarantors hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of any Security or this Indenture, the absence of any action to enforce the same, any release or amendment or waiver of any term of any other guarantee of, or any consent to depart from any requirement of any other guarantee, of all or any of the Securities, any waiver or consent by the Holder of any Security or by the Trustee with respect to any provisions thereof or of this Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of a guarantor. Each of the Guarantors hereby waives notice of the acceptance of this Guarantee and of any of the obligations under this Indenture or the Securities (the "Obligations") or of the accrual thereof, and further waives presentment, protest, notice or demand. This is a continuing guarantee and is a guarantee of payment and not of collection, and each of the Guarantors waives any right to require the Holders to initiate collection proceeds or otherwise enforce payment of the Obligations or any security or other guarantee therefor before obtaining payment hereunder.

This Guarantee shall continue to be in effect or be reinstated, as the case may be, if at any time any payment in respect of any of the Obligations is rescinded or must otherwise be returned by the Holders, whether by reason of the insolvency, bankruptcy, receivership, reorganization or liquidation of the Company or any of the Guarantors or any other obligor or otherwise, all as though such payment had not been made.

Each of the Guarantors hereby waives the benefits of diligence, presentment, demand of payment, any requirement that the Trustee or any of the Holders protect, secure, perfect or insure any security interest in or other Lien on any property subject thereto or exhaust any right or take any action against the Company or any other Person or any collateral, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any Security or the indebtedness evidenced thereby and all demands whatsoever, and covenants, that this Guarantee will be discharged in respect of any Security except by complete performance of the obligations contained in such Security and in this Guarantee. Each of the Guarantors hereby agrees that, in the event of a default in payment of principal (or premium, if any) or interest on any Security, whether at its Stated Maturity or by acceleration, redemption, purchase or otherwise, legal proceedings may be instituted by the Trustee on behalf of, or by, the Holder of such Security, subject to the terms and conditions set forth in this Indenture, directly against any or all of the Guarantors to enforce this Guarantee without first proceeding against the Company. Each of the Guarantors agrees that if, after the occurrence and during the continuance of an Event of Default, the Trustee or any of the Holders are prevented by applicable law from exercising their respective rights to accelerate the maturity of the Securities, to collect interest on the Securities or to enforce or exercise any other right or remedy with respect to the Securities, or the Trustee or the Holders are prevented from taking any action to realize on any collateral, each of the Guarantors agrees to pay to the Trustee for the account of the Holders, upon demand therefor, the amount that would otherwise have been due and payable had such rights and remedies been permitted to be exercised by the Trustee or any of the Holders.

No provision of the Guarantee or Security or of this Indenture shall alter or impair the Guarantee of the Guarantors, each of which is absolute and unconditional, of the due and punctual payment of the principal (and premium, if any) and interest on the Security upon which each Guarantee is endorsed.

Each of the Guarantors shall be subrogated to all rights of the Holders of the Securities upon which its Guarantee is endorsed against the Company in respect of any amounts paid by each of the Guarantors on account of such Security pursuant to the provisions of this Guarantee or this Indenture; provided, however, that none of the Guarantors shall be entitled to enforce or to receive any payments arising out of, or based upon, such right of subrogation until the principal of (and premium, if any) and interest on all Securities issued hereunder shall have been paid in full.

The Guarantee shall remain in full force and effect and continue to be effective should any petition be filed by or against the Company for liquidation or reorganization, should the Company become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of the Company's assets, and shall, to the fullest extent permitted by law, continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the obligations under the Securities is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee on the Securities, whether as a "voidable preference", "fraudulent transfer" or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Securities shall, to the fullest extent permitted by law, be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

Each of the Guarantors hereby irrevocably waives all benefits set forth in the following provisions of the Brazilian law: articles 830 (with respect to VPAR only) and 827, 834, 835, 837 and 838 of the Brazilian Civil Code and article 595 of the Brazilian Civil Procedure Code.

No stockholder, officer, director, employer or incorporator, past, present or future, of any of the Guarantors, as such, shall have any personal liability under this Guarantee by reason of his, her or its status as such stockholder, officer, director, employer or incorporator.

SECTION 13.2. Delivery of the Guarantee

The delivery of any Security by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth herein on behalf of the Guarantors.

SECTION 13.3. Guarantors May Consolidate, Etc., on Certain Terms

Except as may be provided in Section 13.4 and in Articles 8 and 10, nothing contained in this Indenture or in any of the Securities shall prevent any consolidation or merger of any of the Guarantors with or into the Company or any other Guarantors or shall prevent any sale or conveyance of the property of any of the Guarantors as an entirety or substantially as an entirety to the Company or any other Guarantor.

SECTION 13.4. Release of Guarantors

(a) Concurrently with any consolidation or merger of any of the Guarantors or any sale or conveyance of the property of any of the Guarantors as an entirety or substantially as an entirety, in each case as permitted by Section 13.3 hereof, and upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel to the effect that such consolidation, merger, sale or conveyance was made in accordance with Section 13.3 hereof, the Trustee shall execute any documents reasonably required in order to evidence the release of any such Guarantor from its obligations under the Guarantee endorsed on the Securities and under this Article 13.

(b) Concurrently with the defeasance of the Securities under Section 12.2 hereof or the covenant defeasance of the Securities under Section 12.3 hereof, each of the Guarantors shall be released from all of its obligations under the Guarantee endorsed on the Securities and under this Article 13.

                                   ARTICLE 14

                        MEETINGS OF HOLDERS OF SECURITIES

SECTION 14.1. Purposes for Which Meetings May Be Called

A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to consider any matter affecting their interests, including, if proposed by the Company, the modification of the terms and conditions of the Securities; provided that any modification postponing the date for payment of any interest, reducing or canceling any amount of principal or the rate of interest payable or altering the currency of payment in respect of the Securities will only be binding if passed at a meeting of Holders at which a special quorum (as set forth in Section 14.4) is present.

SECTION 14.2. Call, Notice and Place of Meetings

(1) The Trustee may at any time call a meeting of Holders of Securities of any series for any purpose specified in Section 14.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York as the Trustee shall determine. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.6, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

(2) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in Section 14.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified above, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (1) of this Section.

SECTION 14.3. Persons Entitled to Vote at Meetings

To be entitled to vote at any meeting of Holders of Securities, a Person shall be (i) a Holder on a record date established pursuant to Section 1.4.5 of one or more Outstanding Securities, or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 14.4. Quorum; Action

The Persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a "quorum" for a meeting of Holders of Securities, however, any modification postponing the date for payment of any interest, reducing or canceling any amount of principal or the rate of interest payable or altering the currency of payment in respect of the Securities will only be binding if passed at a meeting of Holders of at least 66 2/3 of the Securities (a "special quorum"). In the absence of a quorum or a special quorum, as the case may be, within 15 minutes (or such longer period not exceeding 30 minutes as the chairman may decide) of the time appointed for any such meeting, the meeting shall if convened upon the requisition of Holders be dissolved. In any other case it shall stand adjourned to the same day in the next week (or if such day is not a business day the next succeeding business day) at the same time and place. If within 15 minutes (or such longer period not exceeding 30 minutes as the chairman may decide) after the time appointed for any adjourned meeting a quorum or a special quorum, as the case may be, is not present for the transaction of any particular business, then, subject and without prejudice to the transaction of the business (if any) for which a quorum or a special quorum, as the case may be, is present, the chairman may either (with the approval of the Trustee) dissolve such meeting or adjourn the same for such period, being not less than ten calendar days (but without any maximum number of calendar days), and to such place as may be appointed by the chairman either at or subsequent to such adjourned meeting and approved by the Trustee, and the provisions of this sentence shall apply to all further adjourned such meetings.

Notice of the reconvening of any adjourned meeting shall be given as provided in
Section 14.2(1), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of a reconvening of an adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

Any resolution passed or decision taken at any meeting of Holders of Securities of any series duly held in accordance with this Section shall be binding on all the Holders of Securities of such series, whether or not presented or represented at the meeting. However, for the avoidance of doubt, no actions taken at such meeting shall be binding on all Holders of Securities unless such actions were approved by the minimum percentage in principal amount of the Outstanding Securities of the series as required elsewhere in this Indenture with respect to such actions.

SECTION 14.5. Determination of Voting Rights; Conduct and Adjournment of
              Meetings

(a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities of a series in regard to proof of the holding of Securities of such series and the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 1.4 and the appointment of any proxy shall be proved in the manner specified in Section 1.4. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 1.4 or other proof.

(b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 14.2(2), in which case the Company or the Holders of Securities of the series calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting.

(c) At any meeting each Holder of a Security of such series or proxy shall be entitled to one vote for each $1,000 principal amount of the Outstanding Securities of such series held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.

(d) Any meeting of Holders of Securities of any series duly called pursuant to Section 14.2 at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Securities of such series represented at the meeting, and the meeting may be held as so adjourned without further notice.

SECTION 14.6. Counting Votes and Recording Action of Meetings

The vote upon any resolution submitted to any meeting of Holders of Securities of any series shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities of such series or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities of any series shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 13.2 and, if applicable, Section 14.5. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and attested, and the Trustee has caused its seal to be hereunto affixed and attested, all as of the day and year first above written.

                                            VOTO-VOTORANTIM OVERSEAS
                                            TRADING OPERATIONS III LIMITED,

                                            By:/s/    Luis B. Pereria
                                               ---------------------------------
                                               Name:  Luis B. Pereira
                                               Title: Attorney-in-Fact

                                            VOTORANTIM PARTICIPACOES S.A.,

                                            By:/s/    Luis B. Pereira
                                               ---------------------------------
                                               Name:  Luis B. Pereira
                                               Title: Attorney-in-Fact

                                            VOTORANTIM CELULOSE E PAPEL S.A.,

                                            By:/s/    Luis B. Pereira
                                               ---------------------------------
                                               Name:  Luis B. Pereira
                                               Title: Attorney-in-Fact

                                           CIMENTO RIO BRANCO S.A.,

                                           By:/s/    Luis B. Pereira
                                               ---------------------------------
                                               Name:  Luis B. Pereira
                                               Title: Attorney-in-Fact

                                            COMPANHIA MINEIRA DE METAIS,

                                            By:/s/    Luis B. Pereira
                                               ---------------------------------
                                               Name:  Luis B. Pereira
                                               Title: Attorney-in-Fact

                                            COMPANHIA NIQUEL TOCANTINS

                                            By:/s/    Luis B. Pereira
                                               ---------------------------------
                                               Name:  Luis B. Pereira
                                               Title: Attorney-in-Fact

                                             THE BANK OF NEW YORK
                                             as Trustee,

                                             By:/s/   Thomas E. Tabor
                                               ---------------------------------
                                               Name:  Thomas E. Tabor
                                               Title: Vice-President

                                             THE BANK OF NEW YORK
                                             as Registrar

                                             By:/s/   Thomas E. Tabor
                                               ---------------------------------
                                               Name:  Thomas E. Tabor
                                               Title: Vice-President

                                             THE BANK OF NEW YORK
                                             as Paying Agent and Transfer Agent

                                             By:/s/   Thomas E. Tabor
                                               ---------------------------------
                                               Name:  Thomas E. Tabor
                                               Title: Vice President

                                             THE BANK OF NEW YORK
                                             (LUXEMBOURG) S.A.
                                             as Luxembourg Paying Agent

                                             By:/s/   Daren Lorkin
                                               ---------------------------------
                                               Name:  Daren Lorkin
                                               Title: Relationship Manager

                                             THE BANK OF TOKYO-MITSUBISHI LTD.,
                                             LONDON BRANCH
                                             as Principal Paying Agent

                                             By:/s/   David Michorf
                                               ---------------------------------
                                               Name:  David Michorf
                                               Title: Relationship Director

                                                                         ANNEX A

                FORM OF CERTIFICATION FOR TRANSFER OR EXCHANGE OF
                          RESTRICTED GLOBAL SECURITY TO
                          REGULATION S GLOBAL SECURITY
                       (Exchanges or transfers pursuant to
                       Section 3.4(c)(2) of the Indenture)

The Bank of New York,
as Trustee
[Address]

Attention: [ ]

           Re: Voto-Votorantim Overseas Trading Operations III Limited
             U.S.$300,000,000 7.875% Notes due 2014 (the "Securities")

Reference is hereby made to the Indenture, dated as of January 23, 2004 (the "Indenture"), among Voto-Votorantim Overseas Trading Operations III Limited, as Company, the Guarantors and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S.$[ ],000,000 aggregate principal amount of Securities which are held in the form of the Restricted Global Security (CUSIP No. [ ]) with the Depositary in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal aggregate principal amount of Securities evidenced by the Regulation S Global Security (ISIN No. [ ]).

In connection with such request, and in respect of such Securities, the Transferor does hereby certify that such transfer has been effected in accordance with the transfer restrictions set forth in the Securities and that:

         (A) the offer of the Securities was not made to a person in the United States; and

         (B)   either:

               (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States; or

               (ii) the transaction was executed in, on or through the
                    facilities of a designated offshore securities market and neither the Transferor nor any person acting on our behalf knows that the transaction was pre-arranged with a buyer in the United States;

         (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(a)(2) or 904(a)(2) of Regulation S, as applicable; and

         (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Managers.

                                       [INSERT NAME OF TRANSFEROR]


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


Dated:
      ---------------------------

cc:      Voto-Votorantim Overseas Trading Operations III Limited

                                                                         ANNEX B

                FORM OF CERTIFICATION FOR TRANSFER OR EXCHANGE OF
                         REGULATION S GLOBAL SECURITY TO
                           RESTRICTED GLOBAL SECURITY
                       (Exchanges or transfers pursuant to
                       Section 3.4(c)(3) of the Indenture)

The Bank of New York,
as Trustee
[Address]

Attention: [     ]

           Re: Voto-Votorantim Overseas Trading Operations III Limited
            U.S.$300,000,000 7.878% Notes due 2014 (the "Securities")

Reference is hereby made to the Indenture, dated as of January 23, 2004 (the "Indenture"), among Voto-Votorantim Overseas Trading Operations III Limited, as Company, the Guarantors and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to U.S.$[ ] principal amount of Securities which are evidenced by an aggregate Regulation S Global Security (ISIN No. [ ]) and held with the Depositary through [Euroclear] [Clearstream] (Common Code [ ]) in the name of [insert name of transferor] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in Securities to a person that will take delivery thereof in the form of an equal principal amount of Securities evidenced by a Restricted Global Security of the same series and of like tenor as the Securities (CUSIP No. [ ]).

In connection with such request and in respect of such Securities, the Transferor does hereby certify that such transfer is being effected pursuant to and in accordance with Rule 144A under the Securities Act and, accordingly, the Transferor does hereby further certify that the Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Managers.

                                            [INSERT NAME OF TRANSFEROR]


                                            By:
                                               ---------------------------------
                                                Name:
                                                Title:


Dated:
      ----------------------------

cc:      Voto-Votorantim Overseas Trading Operations III Limited

                                                                       ANNEX C-1

                       FORM OF CERTIFICATION FOR TRANSFER
                OR EXCHANGE OF NON-GLOBAL RESTRICTED SECURITY TO
                           RESTRICTED GLOBAL SECURITY
                      (Transfers and exchanges pursuant to
                       Section 3.4(c)(4) of the Indenture)

The Bank of New York
as Trustee
[Address]

Attention:  [     ]

           Re: Voto-Votorantim Overseas Trading Operations III Limited
            U.S.$300,000,000 7.875% Notes due 2014 (the "Securities")

Reference is hereby made to the Indenture, dated as of January 23, 2004 (the "Indenture"), among Voto-Votorantim Overseas Trading Operations III Limited, as Company, the Guarantors and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to $[ ] principal amount of Restricted Securities held in definitive form (CUSIP No. [ ]) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities.

In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with Rule 144A or Rule 144 under the United States Securities Act of 1933, as amended (the "Securities Act") and accordingly the Transferor does hereby further certify that:

         (A) the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion;

         (B) such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A; and

         (C) the Securities have been transferred in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States.

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Managers.

Dated: [     ], [  ]


                                     C-1-1

                                          [INSERT NAME OF TRANSFEROR]


                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


Dated:
       -------------------------------
cc:      Voto-Votorantim Overseas Trading Operations III Limited



                                     C-1-2

                                                                       ANNEX C-2

                       FORM OF CERTIFICATION FOR TRANSFER
                OR EXCHANGE OF NON-GLOBAL RESTRICTED SECURITY TO
                          REGULATION S GLOBAL SECURITY
                      (Transfers and exchanges pursuant to
                       Section 3.4(c)(4) of the Indenture)

The Bank of New York,
as Trustee
[Address]
Attention: [ ]

           Re: Voto-Votorantim Overseas Trading Operations III Limited
            U.S.$300,000,000 7.875% Notes due 2014 (the "Securities")

Reference is hereby made to the Indenture, dated as of January 23, 2004 (the "Indenture"), among Voto-Votorantim Overseas Trading Operations III Limited, as Company, the Guarantor and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to $[    ] principal amount of Restricted Securities held in
definitive form (CUSIP No. [    ]) by [insert name of transferor] (the
"Transferor"). The Transferor has requested an exchange or transfer of such Securities.

In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with (a) Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "Act"), or (b) Rule 144 under the Act, and accordingly the Transferor does hereby further certify that:

         (A) the offer of the Securities was not made to a person in the United States;

         (B)   either;

               (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

               (ii) the transaction was executed in, on or through the
                    facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

         (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(a)(2) or 904(b)(2)) of Regulation S, as applicable; and

         (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Act.

                                     C-2-1

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Managers.

Dated: [     ]

                                       [INSERT NAME OF TRANSFEROR]


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

cc:      Voto-Votorantim Overseas Trading Operations III Limited


                                     C-2-2

                                                                       ANNEX D-1

                       FORM OF CERTIFICATION FOR TRANSFER
                     OR EXCHANGE OF NON-GLOBAL REGULATION S
                     SECURITY TO RESTRICTED GLOBAL SECURITY
                      (Transfers and exchanges pursuant to
                       Section 3.4(c)(5) of the Indenture)

The Bank of New York,
as Trustee
[Address]

Attention:  [      ]

           Re: Voto-Votorantim Overseas Trading Operations III Limited
            U.S.$300,000,000 7.875% Notes due 2014 (the "Securities")

Reference is hereby made to the Indenture, dated as of January 23, 2004 (the "Indenture"), among Voto-Votorantim Oversea Trading Operations III Limited, as Company, the Guarantors and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to $[ ] principal amount of Regulation S Global Securities held in definitive form (ISIN No. [ ]) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities.

In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended, and accordingly the Transferor does hereby further certify that the Securities are being transferred to a person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A, in each case in a transaction meeting the requirements of Rule 144A and in accordance with any applicable securities laws of any state of the United States

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in

                                     D-1-1
connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Managers.

                                            [INSERT NAME OF TRANSFEROR]


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


Dated:
      -----------------------------

cc:      Voto-Votorantim Overseas Trading Operations III Limited


                                     D-1-2

                                                                       ANNEX D-2

                       FORM OF CERTIFICATION FOR TRANSFER
                     OR EXCHANGE OF NON-GLOBAL REGULATION S
                    SECURITY TO REGULATION S GLOBAL SECURITY
                      (Transfers and exchanges pursuant to
                       Section 3.4(c)(5) of the Indenture)

The Bank of New York,
as Trustee
[Address]

Attention:  [     ]

           Re: Voto-Votorantim Overseas Trading Operations III Limited
            U.S.$300,000,000 7.875% Notes due 2014 (the "Securities")

Reference is hereby made to the Indenture, dated as of January 23, 2004 (the "Indenture"), among Voto-Votorantim Overseas Trading III Limited, as Company, the Guarantors and The Bank of New York, as Trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This letter relates to $[ ] principal amount of Regulation S Global Securities held in definitive form (ISIN No. [ ]) by [insert name of transferor] (the "Transferor"). The Transferor has requested an exchange or transfer of such Securities.

In connection with such request and in respect of such Securities, the Transferor does hereby certify that (i) such Securities are owned by the Transferor and are being exchanged without transfer or (ii) such transfer has been effected pursuant to and in accordance with (a) Rule 903 or Rule 904 under the Securities Act of 1933, as amended (the "Act"), or (b) Rule 144 under the Act, and accordingly the Transferor does hereby further certify that:

         (A) the offer of the Securities was not made to a person in the United States;

         (B)   either;

               (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

               (ii) the transaction was executed in, on or through the
                    facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

         (C) no directed selling efforts have been made in contravention of the requirements of Rule 903(a)(2) or 904(b)(2) of Regulation S, as applicable; and

         (D) the transaction is not part of a plan or scheme to evade the registration requirements of the Act.

                                     D-2-1

We understand that this certificate is required in connection with certain securities laws of the United States. In connection therewith, if administrative or legal proceedings are commenced or threatened in connection with which this certificate is or would be relevant, we irrevocably authorize you to produce this certificate to any interested party in such proceeding. This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Managers.

                                            [INSERT NAME OF TRANSFEROR]


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


Dated:
      -----------------------------
cc:      Voto-Votorantim Overseas Trading Operations III Limited





                                     D-2-2